Dear Investor,

Welcome to the real world of investing.

After many years of outsized and nearly continuous market value gains in both stocks and bonds, capped by five consecutive calendar years of 20%-plus stock market returns, U. S. investors may now have entered a much more normal period by historical standards. What exactly is "historically normal?" According to the statisticians at Ibbotson Associates:

o Since the mid-1920's, the U. S. stock market has been in a downtrend of some length approximately one-third of the time.

o Over most of our nation's nearly 225-year history, interest rates have been in a rising trend (making bond prices decline) approximately one-half of the time.

Ominous as this sounds, keep in mind that over these same historical periods, U.
S. stocks and bonds provided patient investors with long-term returns significantly in excess of inflation rates, and did so while providing greater safety and liquidity than any other practical investment alternative.

As the year 2000 began, market action continued much like that of the year just ended. Bonds were gradually declining in price as the Federal Reserve continued to ratchet up interest rates in its inflation pre-emptive quest to slow the rate of economic growth. Stocks, however, were in a world of their own as technology stocks led the markets ever higher. Dot-com mania was spreading rapidly. And, Jeff Bezos, CEO of Amazon.com, was just named Time magazine's Person of the Year. But, as often happens, this crowning moment proved to mark the beginning of the end of not only Amazon.com's ascension, but also of the broad investing public's inflated expectations for the dot-com phenomenon. And between December, 1999 and March of 2000, nearly every Internet-related company's stock peaked and entered a free-fall that would ultimately mirror if not exceed their initial upside moves.

Although the sudden occurrence of these precipitous price declines caught many by surprise, it was not entirely unexpected. MEMBERS Capital Advisors had largely avoided the dot-com "story stocks" due to their almost universal lack of a comprehendible business model that included an eventual path to profitability. Our 2000 Economic and Market Outlook called for the deflation of the Internet stock bubble sometime in 2000, and our portfolios were positioned accordingly. As a result, the year 2000 provided a vivid example of the risk-moderating capability of the Ultra Series "core" equity funds.

The following chart illustrates this performance. It compares the percentage returns of the core equity Ultra Series Funds with the percentage returns of several popular market indexes for the entire year 2000.

                      Comparative Returns for the Year 2000
            Core Equity Ultra Series Funds and Popular Market Indexes

GRAPHIC: At this place, the shareholder report shows a graphic representation of the performance of the Core Equity Ultra Series Funds performance compared to the popular market indexes.

         USF Balanced Fund...........................................3.86%
         USF Growth and Income Stock Fund............................0.82%
         USF Capital Appreciation Stock Fund.........................4.28%
         Dow Jones Industrial Average...............................-4.72%
         Standard & Poor's 500 Index................................-9.10%
         NASDAQ Composite Index....................................-39.29%

The Management's Discussions of 2000 Performance on the following pages provide more information about the 2000 performance and current composition of each of the Ultra Series Funds. We encourage you to read these commentaries to become more familiar with the objectives and general composition of each fund.

Our stock and bond markets will face continuing challenges in the months ahead. Although the U. S. economy will almost certainly continue to grow without a recession, and the profits of U. S. corporations overall will most likely rise further, the rate of economic growth is currently moderating along with corporate profit margins. Efforts by the Federal Reserve to correct its earlier over-tightening of monetary policy will initially further dampen growth as consumers and businesses await the signaled lower interest rates. And, our potential political stalemate could further dampen the mood of consumers, business management and investors, especially if it delays passage of the badly needed tax cuts and tax code simplification. These factors could also begin to impact negatively the international standing of the U. S. and its investment markets. Foreign investment into U. S. bond and stock markets has been sizable and growing the last several years as people worldwide recognized the strength and momentum of our economy and currency. If this favorable perception wanes in the months ahead, our investment markets will be further tested.

We believe these threats will dissipate as the new administration proves its mettle in addressing these challenges and uniting the government, the country and eventually more and more of the peoples of the world in the pursuit of peace and prosperity. But, this won't happen immediately. And, in the interim, more challenges will develop. In a turbulent environment like this, it can be very difficult for investors to continue their long-term, periodic investment accumulation programs. It is just such an environment, of course, that offers the best prospects of "buying low." But, many investors find they are more influenced by negative commentary from the financial media than by the attractive prices of potential new investments. For this reason, it is especially important in such times of increased volatility to maintain at least the core of your portfolio in investments with a record of successfully weathering such financial storms, and to focus even more on such investments for new purchases.

We appreciate your confidence in the Ultra Series Funds. And we remain committed to your ultimate investment success.

Sincerely,

/s/ Lawrence R. Halverson
Lawrence R. Halverson, CFA
Senior Vice President
Ultra Series Fund

                                    BOND FUND
               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

GRAPHIC: At this place, the shareholder report shows a graphic representation of how the Bond Fund compared to several indices. Ten thousand dollars invested on January 1, 1991, would have the following value as of December 31, 2000.

  Bond Fund.............................................................$19,167
  Lehman Intermediate Government/Credit Bond Index......................$20,332
  Lipper Average........................................................$17,461
  Consumer Price Index..................................................$13,014

------------------------------------------------------------------------------
           Average Annual Total Return Through December 31, 2000 1
------------------------------------------------------------------------------
                                   One        Three       Five        Ten
                                   Year       Years       Years      Years
------------------------------- ----------- ----------- ---------- -----------
Bond Fund                          8.11%      4.97%       5.03%      6.72%
Lehman Intermediate
    Govt./Credit Bond Index2      10.12%      6.22%       6.11%      7.35%
Lipper Average3                    7.37%      4.86%       5.36%      5.73%
Consumer Price Index4              3.40%      2.56%       2.58%      2.67%
------------------------------- ----------- ----------- ---------- -----------

GRAPHIC: At this place, the shareholder report contains a pie chart showing a portfolio mix of 66.6% in U.S. Government & Agency Bonds, 30.4% in Corporate Bonds and 3.0% in Short-term Investments and Other Assets & Liabilities.

1 Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Bond Fund, as described in the prospectus. Market indexes are not actual investment alternatives; the returns shown reflect just the income from and changes in value of the securities in the index and do not reflect any deduction for the transaction costs, bid/asked spreads, management fees or operating expenses that would be incurred in an actual indexed or managed fund.

2 Lehman Intermediate Government/Credit Bond Index represents an index of the market values of high quality corporate and government debt instruments having intermediate-term maturities.

3 The Lipper Performance Summary Average for Short/Intermediate Investment Grade
  Funds represents the average annual total return of all the underlying Short/Intermediate Investment Grade Funds in Lipper Analytical Services Variable Insurance Products Performance Analysis Service.

4 Consumer Price Index represents a gauge of inflation that measures changes in the prices specific consumer goods and services purchased in urban areas.

Figures for more than one year reflect a steady compounded rate. Actual returns fluctuated year by year. Because principal value and investment return fluctuate, there may be a gain or loss on withdrawal. Past performance is not predictive of future results. This material must be preceded or accompanied by a current prospectus. Current prospectuses are mailed to existing policyholders.

                   Management's Discussion of 2000 Performance
                                    Bond Fund

Investment Objective: Seeks a high level of current income consistent with the prudent limitation of investment risk through investment in a diversified portfolio of fixed income securities. The Fund emphasizes short- to intermediate-term, investment grade bonds.

Management's Discussion: Would the real president please stand up? This was the theme as the year 2000 came to a close - which candidate would win, and how would his policies impact economic growth and interest rates? The events that transpired and the time that it took to bring closure to this question created great uncertainties and confusion, two things neither the stock market nor the bond market likes. The continuing slide by NASDAQ did, however, help bring down yields on U. S. Treasuries as investors sought the comfort of an investment where they knew the risk and likely return. This brought Treasury yields to levels not seen since 1998. Corporate bond yields, however, remained relatively high as concerns continued to mount about future economic growth and earnings. These factors produced diverse but generally attractive returns from bonds and bond funds in 2000.

     Ultra Series Bond Fund                                            8.11%

     Lehman U. S. Government/Credit Intermediate Bond Index           10.12%
     Lehman U. S. Aggregate Intermediate Index                        10.63%

     Lipper Index of Intermediate Term Investment Grade Bond Funds    10.58%

The year 2000 will clearly go down as the year to have owned bonds, especially longer-term bonds, ideally U. S. Treasuries. The Lehman Brothers Aggregate Index (with an 8 1/2 year average maturity) returned 11.63% and long Treasuries 20.29%! For those who owned corporate bonds and shorter maturity issues, the returns were not as robust, but still attractive. Ultra Series Bond Fund finished with a 8.11% return, a level significantly above recent years and for the year, but behind the average of similar bond funds. We maintained the Fund's conservative structure, one that would perform well in a flat or rising interest rate environment. We also maintained its average credit rating of "AA," but the Fund included a couple of corporate issues that suffered from extraordinary events. However, the corporate bond exposure that hurt the Fund in 2000 may help relative performance in 2001. It will be difficult for U. S. Treasuries to repeat such a banner year, considering they are starting at such low yield levels. With the Federal Reserve currently in an "easing" mode, corporate bonds could make up considerable ground relative to Treasuries.

With the presidential election concluded, the question remains whether the recent deterioration in consumer confidence will lead to continuing economic deterioration. Looking ahead, we believe corporate bonds will respond well to the Federal Reserve's efforts to reduce interest rates, especially if it is able to achieve the soft landing it has been seeking. Ultra Series Bond Fund, with its large component of corporate and asset-backed bonds, should perform particularly well in such an environment.

MEMBERS Capital Advisors Bond Portfolio Management Team

                                  BALANCED FUND
               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

GRAPHIC: At this place, the shareholder report shows a graphic representation of how the Balanced Fund compared to several indices. Ten thousand dollars invested on January 1, 1991, would have the following value as of December 31, 2000.

   Balanced Fund.......................................................$29,730
   S&P 500 Index.......................................................$49,972
   Synthetic Index.....................................................$30,058
   Lehman Intermediate Government/Credit Bond Index....................$20,332
   Lipper Average......................................................$33,779
   90 Day U.S. Treasury Bill...........................................$16,062
   Consumer Price Index................................................$13,014

-------------------------------------------------------------------------------
             Average Annual Total Return Through December 31, 20001
-------------------------------------------------------------------------------
                                   One        Three       Five        Ten
                                   Year       Years       Years      Years
------------------------------- ----------- ----------- ---------- ------------
Balanced Fund                      3.86%      10.48%     11.79%      11.51%
S&P 500 Index2                    -9.10%      12.27%     18.33%      17.46%
Synthetic Index3                   0.74%       9.17%     11.66%      11.63%
Lehman Intermediate               10.12%       6.22%       6.11%      7.35%
    Govt./Credit Bond Index4
Lipper Average5                    2.39%       8.62%     11.07%      12.94%
90 Day U.S. Treasury Bill6         5.97%       5.23%       5.23%      4.85%
Consumer Price Index7              3.40%       2.56%       2.58%      2.67%
------------------------------- ----------- ----------- ---------- ------------

GRAPHIC: At this place, the shareholder report contains a pie chart showing a portfolio mix of 54.6% in Common Stocks, 29.2% in U.S. Government & Agency Bonds, 12.3% in Corporate Bonds and 3.9% in Short-term Investments and Other Assets & Liabilities.

1 Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Balanced Fund, as described in the prospectus. Market indexes are not actual investment alternatives; the returns shown reflect just the income from and changes in value of the securities in the index and do not reflect any deduction for the transaction costs, bid/asked spreads, management fees or operating expenses that would be incurred in an actual indexed or managed fund.

2 The S&P 500 Index, a large company stock index, tracks the value of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock weighted in proportion to its market value.

3 The Synthetic Index represents the average annual total returns of a portfolio which was annually readjusted to 45% S&P 500 Index, 40% Lehman Intermediate Government/Credit Bond Index, and 15% 90 Day U.S. Treasury Bills.

4 Lehman Intermediate Government/Credit Bond Index represents an index of the market values of high quality corporate and government debt instruments having intermediate-term maturities.

5 The Lipper Performance Summary Average for Balanced Funds represents the average annual total return of all the underlying Balanced Funds in Lipper Analytical Services Variable Insurance Products Performance Analysis Service.

6 90 Day U.S. Treasury Bill represents the total return provided by successive investments over the period specified in 90 Day U.S. Treasury Bills.

7 Consumer Price Index represents a gauge of inflation that measures changes in the prices specific consumer goods and services purchased in urban areas.

Figures for more than one year reflect a steady compounded rate. Actual returns fluctuated year by year. Because principal value and investment return fluctuate, there may be a gain or loss on withdrawal. Past performance is not predictive of future results. This material must be preceded or accompanied by a current prospectus. Current prospectuses are mailed to existing policyholders.

                   Management's Discussion of 2000 Performance
                                  Balanced Fund

Investment Objective: Seeks a high total return through the combination of income and capital growth by investing in common stocks of the type owned in the Growth and Income Stock and Capital Appreciation Stock Funds, bonds of the type owned in the Bond Fund, and money market instruments.

Management's Discussion: During the twelve months ended December 31, 2000, U.S. stocks fell -9.10% as measured by the S&P 500. Technology stocks, which had led the multi-year upsurge in the S&P 500, reversed and moved sharply lower.

Bond investors fared better than stock investors in 2000. Interest rates fell across-the-board for Treasury issues with maturities greater than one year. The 30-year Treasury bond rallied, reducing yields from 6.5% to 5.5% during 2000. The Lehman Intermediate Government/Credit Bond Index, a broad sample of investment grade bonds with maturity dates averaging four-to-five years, provided a total return of 10.12% during the period. Money market instruments, interest-bearing investments with maturities of less than one year, saw their yields rise during the period as the Federal Reserve implemented policies intended to preempt a possible return of inflation. On average, 90 day U.S. Treasury bills returned 5.97% during 2000.

The Ultra Series Balanced Fund provided a return of 3.86% for the twelve months ended December 31, 2000. This compares favorably to a return of 2.39% for the Lipper Balanced Funds Index. The Balanced Fund's returns also exceeded the 0.74% gain of a hypothetical balanced portfolio consisting of 45% S&P 500 Index, 40% Lehman Government/Credit Bond Index, and 15% 90-Day U.S. Treasury Bills.

     Ultra Series Balanced Fund                                       3.86%

     Synthetic Index                                                  0.74%

     Lipper Index of Balanced Funds                                   2.39%

Because the stocks and bonds owned in the Ultra Series Balanced Fund are largely the same as the securities comprising Ultra Series Capital Appreciation Stock, Growth and Income Stock, and Bond Funds, please see the information provided for those funds elsewhere in this report for a more complete description of the Balanced Fund's portfolio positioning and component results.

Looking ahead, the Fund will continue to be managed as a diversified portfolio of the most attractive investments identified by the MEMBERS Capital Advisors portfolio management teams. The normal range of asset allocation exposures is from 40% to 60% stocks, 40% to 60% bonds, and up to 20% money market instruments. Currently, stocks comprise approximately 55% of net assets and bonds are roughly 41% of net assets, with the remaining approximately 4% invested in money market instruments and other assets less liabilities. A similar allocation was in place throughout 2000.

These proportions may vary over time reflecting the pace at which the management team is finding attractive individual stocks and bonds. For example, as attractively priced stocks become more plentiful, the stock portion of the portfolio will grow. The management team uses this "bottom up" asset allocation approach instead of the more commonly used "top down" tactics because we have observed that such top-down "market-timing" is rarely successful over the long term, and often amplifies the short-term variability of returns.

The Balanced Fund, through its broad diversification, may be the most "investment efficient" of all the Ultra Series Funds. It is specifically designed to help investors harvest broad U.S. securities market returns within risk-moderated long-term investment programs, and most importantly, to weather difficult markets with the help of the risk reduction effects of its broad diversification. It should be an effective "core portfolio" for many investors, and will continue to be managed to provide access to diverse markets in a relatively low-risk manner.

MEMBERS Capital Advisors Stock Portfolio Management Team
MEMBERS Capital Advisors Bond Portfolio Management Team

                          GROWTH AND INCOME STOCK FUND
               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

GRAPHIC: At this place, the shareholder report shows a graphic representation of how the Growth and Income Fund compared to several indices. Ten thousand dollars invested on January 1, 1991, would have the following value as of December 31, 2000.

    Growth and Income Fund..............................................$46,246
    S&P 500 Index.......................................................$49,972
    Lipper Index of Large-Cap Value Funds...............................$44,468
    Consumer Price Index................................................$13,014

-------------------------------------------------------------------------------
             Average Annual Total Return Through December 31, 2000 1
-------------------------------------------------------------------------------
                                       One       Three       Five        Ten
                                      Year       Years      Years       Years
----------------------------------- ---------- ---------- ----------- ---------
Growth and Income Stock Fund          0.82%     11.93%      17.60%     16.55%
S&P 500 Index2                       -9.10%     12.27%      18.33%     17.46%
Lipper Index of Large-Cap Value       1.95%     10.12%      15.74%     16.12%
Funds3                                3.40%      2.56%       2.58%      2.67%
Consumer Price Index4
----------------------------------- ---------- ---------- ----------- ---------

TEN LARGEST EQUITY HOLDINGS (% of Portfolio)
Bristol-Myers Squibb Company.......... 4.0%  Kimberly-Clark Corporation..................... 2.8%
The Allstate Corporation.............. 3.6%  Emerson Electric Co............................ 2.8%
Citigroup Inc......................... 3.4%  American Home Products Corporation............. 2.6%
Baxter International Inc.............. 3.2%  Koninklijke (Royal) Philips Elec. N.V. - ADR... 2.5%
CVS Corporation....................... 2.9%  The Kroger Co.................................. 2.4%

GRAPHIC: At this place, the shareholder report contains a pie chart showing a portfolio mix of 97.7% in Common Stocks and 2.3% in Short-term Investments and Other Assets & Liabilities.

1 Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Growth and Income Stock Fund, as described in the prospectus. Market indexes are not actual investment alternatives; the returns shown reflect just the income from and changes in value of the securities in the index and do not reflect any deduction for the transaction costs, bid/asked spreads, management fees or operating expenses that would be incurred in an actual indexed or managed fund.

2 The S&P 500 Index, a large company stock index, tracks the value of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock weighted in proportion to its market value.

3 Lipper Index of Large-Cap Value Funds represents an index of 30 large mutual funds that invest primarily in large capitalization companies. These funds normally have below-average price-to-earnings ratios, price-to-book ratios and three-year earnings growth rates.

4 Consumer Price Index represents a gauge of inflation that measures changes in the prices specific consumer goods and services purchased in urban areas.

Figures for more than one year reflect a steady compounded rate. Actual returns fluctuated year by year. Because principal value and investment return fluctuate, there may be a gain or loss on withdrawal. Past performance is not predictive of future results. This material must be preceded or accompanied by a current prospectus. Current prospectuses are mailed to existing policyholders.

                   Management's Discussion of 2000 Performance
                          Growth and Income Stock Fund

Investment Objective: Seeks long-term growth of capital, with income as a secondary consideration, by investing primarily in common stocks of companies with financial and market strengths and long-term records of performance.

Management's Discussion: The U.S. stock market posted its first annual decline in ten years as slowing economic growth coupled with higher energy prices and a strong dollar took a toll on corporate profit expectations. Particularly hard hit were the technology and communication services sectors, two "new economy" groups which not long ago many investors thought were immune to an economic slowdown. The technology-heavy NASDAQ Composite Index had its worst year ever in 2000, declining -39.3%. It was the largest drop for any major average since the -47% decline in the S&P 500 in 1931.

The Growth and Income Stock Fund's approach of staying invested in a portfolio of reasonably valued, larger-capitalization stocks in various economic sectors resulted in a positive return during this very difficult year, performance that significantly exceeded the well known "big cap" market indexes. The Fund did, however, modestly under-perform an index of similar "value" funds due primarily to its heavier exposure in technology stocks relative to peers. While this resulted in a negative comparison for the most recent twelve-month period, it significantly benefited Fund results over longer-term periods.

     Ultra Series Growth and Income Stock Fund                          0.82%

     Russell 1000 Index (Large capitalization stocks)                  -7.79%
     Standard & Poor's 500 Index (Large capitalization stocks)         -9.10%

     Lipper Index of Large-Cap Value Funds                              1.95%

Fund results during the year benefited from strong relative performance in the consumer staples, technology, capital goods, consumer cyclical and energy sectors. The Fund's consumer staples generated strong absolute and relative performance during the year. Sector results benefited from out-performance in shares of Nabisco Holdings which was acquired for cash during the course of the year. Shares of CVS, Kroger and Pepsico were also strong performers, each advancing over 40%. The Fund's technology sector declined during the year, but only about half the amount of the S&P 500 technology sector, which lost -39.7% of its value in this twelve-month period. Many "new economy" stocks in the technology, media, and telecommunications sectors saw their lofty P/E multiples contract as it became clear that these companies were being impacted by the economic slowdown. As this occurred, the entire sector saw a downward revaluation, including many stocks that we find reasonably valued. Strong performers during the year included EMC Corp., Automatic Data Processing and Harris Corp. The consumer cyclical and energy sectors' results were led by Sears and Schlumberger respectively.

Fund results were negatively impacted by relative sector under-performance in the communication services, utilities and basic materials sectors. The communication services sector went from being one of the best performing groups last year to one of the worst this year. Holdings such as AT&T and Sprint lagged during the period. As perhaps the strongest indication of what a unique year this was, utility stocks provided the Fund's highest absolute returns in 2000 with a 42.7% advance. Even this, though, lagged the S&P 500 utility sector's truly remarkable return of 59.1%. The Fund's basic materials sector also failed to keep pace with the corresponding S&P sector as stocks such as Dow Chemical and Georgia-Pacific under-performed. While we continue to find value in the shares of Dow Chemical, our holdings in Georgia-Pacific were eliminated due to lackluster fundamental prospects.

The Growth and Income Stock Fund enters 2001 with over-weighted positions in the consumer staples and energy sectors. The consumer cyclical, finance and capital goods sectors are presently under-weighted relative to the S&P 500, and the remaining sector groups carry approximately market weights. While our sector weights often differ from those of the S&P 500, these weightings reflect the types of stocks we are finding that appear most attractive based on our analysis of individual company fundamentals; we do not attempt to make general judgments about the relative prospects of various broad economic sectors. We do, however, ensure that our portfolios remain well diversified across all major economic sectors.

We are pleased to have delivered results in 2000 which provided investors greater stability than most other stock funds. Although many investors had a disappointing year, the correction of the speculative excesses in so-called "new economy" stocks has resulted in a fundamentally healthier backdrop for the overall market. As the market moves back to a more rational approach to investing, focusing on earnings and valuation, we believe that the Growth and Income Stock Fund will be very well positioned.

MEMBERS Capital Advisors Stock Portfolio Management Team

                        CAPITAL APPRECIATION STOCK FUND1
               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

GRAPHIC: At this place, the shareholder report shows a graphic representation of how the Capital Appreciation Fund compared to several indices. Ten thousand dollars invested on January 3, 1994, would have the following value as of December 31, 2000.

    Capital Appreciation Fund.........................................$34,767
    S&P 1500 SuperComposite Index.....................................$28,061
    Lipper Index of Multi-Cap Core Funds..............................$27,606
    Consumer Price Index..............................................$11,945

The scale on this chart is different from the scale on the other charts in this report because the fund's inception date is January 3, 1994.

--------------------------------------------------------------------------------
             Average Annual Total Return Through December 31, 2000 2
--------------------------------------------------------------------------------
                                      One      Three     Five    Since Inception
                                     Year      Years    Years        of Fund
---------------------------------- --------- --------- --------- ---------------
Capital Appreciation Stock Fund      4.28%    16.43%    20.32%       19.48%
S&P 1500 SuperComposite Index3      -6.98%    12.23%    18.13%       15.88%
Lipper Index of Multi-Cap Core      -3.34%    11.48%    16.08%       15.61%
Funds4                               3.40%     2.56%     2.58%        2.57%
Consumer Price Index5
---------------------------------- --------- --------- --------- ---------------

TEN LARGEST EQUITY HOLDINGS (% of Portfolio)
Target Corporation............. 3.5%   Ace Limited........................ 2.6%
Cox Communications, Inc........ 3.4%   Cadence Design Systems, Inc........ 2.4%
PeopleSoft, Inc................ 3.3%   Countrywide Credit Industries, Inc. 2.4%
Freddie Mac.................... 3.1%   EMC Corporation.................... 2.3%
Safeway Inc.................... 2.8%   Weatherford International, Inc..... 2.3%

GRAPHIC: At this place, the shareholder report contains a pie chart showing a portfolio mix of 96.7% in Common Stocks and 3.3% in Short-term Investments and Other Assets & Liabilities.

1 Returns on the graph are from inception, January 3, 1994.

2 Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Capital Appreciation Stock Fund, as described in the prospectus. Market indexes are not actual investment alternatives; the returns shown reflect just the income from and changes in value of the securities in the index and do not reflect any deduction for the transaction costs, bid/asked spreads, management fees or operating expenses that would be incurred in an actual indexed or managed fund.

3.The Capital  Appreciation Stock Fund commenced operations January 3, 1994. The
  S&P 1500 SuperComposite Index was not established until December 31, 1994. The above graph shows the performance of the S&P 400 Mid-Cap Index for the period from fund inception to December 31, 1994, and the performance of the S&P 1500 Index for the period January 1, 1995, to the present.

4 Lipper Index of Multi-Cap Core Funds represents an index of 30 large mutual funds that invest in stocks of a variety of market capitalization ranges without concentrating their assets in any one market capitalization size range. The investments in these funds normally have average price-to-earnings ratios, price-to-book ratios and three-year earnings growth rates.

5 Consumer Price Index represents a gauge of inflation that measures changes in the prices specific consumer goods and services purchased in urban areas.

Figures for more than one year reflect a steady compounded rate. Actual returns fluctuated year by year. Because principal value and investment return fluctuate, there may be a gain or loss on withdrawal. Past performance is not predictive of future results. This material must be preceded or accompanied by a current prospectus. Current prospectuses are mailed to existing policyholders.

                   Management's Discussion of 2000 Performance
                         Capital Appreciation Stock Fund

Investment Objective: Seeks a high level of long term growth of capital by investing in common stocks, including those of smaller companies and companies undergoing significant change.

Management's Discussion: U.S. stock investors received a harsh wake-up call in 2000 as sentiment swung from unabashed optimism to extreme pessimism. Follow-through from the late-1999 rally propelled the market to record highs early in the year. Then, doubts began to develop about the true business prospects of some of the "high expectations" Internet-related stocks, and about the broader impact of the Federal Reserve's monetary tightening that began in mid-1999. Investors' concerns regarding the slowing economy were primarily targeted at the technology and communications services sectors which had been the performance leaders in recent years. However, these concerns also spread to other "economically sensitive" sectors of the market. Of course, the traditionally defensive areas and the most modestly valued sectors of the market began to see increasing attention from investors.

     Ultra Series Capital Appreciation Stock Fund                                4.28%

     Russell  2000  Index  (Small  capitalization   stocks)                     -3.02%
     Standard  & Poor's  Mid Cap 400 Index  (Middle  capitalization stocks)     17.51%
     Standard   &  Poor's   500   Index   (Large capitalization   stocks)       -9.10%
     Standard  &  Poor's   1500 SuperComposite Index (All capitalization sizes) -6.98%

     Lipper Index of Multi-Cap Core Funds                                       -3.34%

The Ultra Series Capital Appreciation Stock Fund returned 4.28% during the year ended December 31, 2000, significantly out-performing the -6.98% return of the S&P 1500 SuperComposite Index as well as the peer group index return of -3.34%. Mid-capitalization stocks performed well during the period while large- and small-capitalization stocks posted negative returns. Value out-performed growth by record amounts across all capitalization tiers.

Fund results during the year were driven by strong relative performance in the technology, finance, consumer cyclical, healthcare, consumer staples, energy and basic materials sectors. Ace Limited, Alza, and Peoplesoft all more than doubled during the period. Other strong performers were Brinker International, Weatherford International, Countrywide Credit, El Paso Energy, and Safeway. Fund performance was negatively impacted by the capital goods and transportation sectors, both of which under-performed their respective sectors as well as the overall market, and by relative under-performance and under-weightings in utilities which enjoyed market-leading returns in 2000.

The Fund enters the new year modestly over-weighted in the consumer cyclical, technology, basic materials, communications services and transportation sectors. Conversely, we are under-weighted in the healthcare, consumer staples and capital goods sectors. Our sector weights reflect the areas where we are finding the most attractive investment opportunities. Although the sector weightings may deviate from the index weightings, the Fund remains well diversified at all times. The Fund continues to employ a "multi-cap" approach, investing in companies across the small-, medium-, and large-capitalization segments of the market.

Investors will likely confront two powerful, countervailing forces in the first half of 2001 - weakening earnings and an accommodative Federal Reserve. Investor sentiment has waned watching corporate profits decline in tandem with the slowing economy. Stock market moves have been dramatic, and this volatility is unlikely to subside in the near future. However, a more moderate rate of economic growth should generate more sustainable profit growth. The accommodative Federal Reserve should eventually prevail, given the favorable economic backdrop of low inflation and unemployment, providing long term investors with very attractive prospects. We believe that the diversified all-cap exposure of the Ultra Series Capital Appreciation Stock Fund should allow long term investors to capitalize on these opportunities.

MEMBERS Capital Advisors Stock Portfolio Management Team

                               MID-CAP STOCK FUND1
               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

GRAPHIC: At this place, the shareholder report shows a graphic representation of how the Mid-Cap Stock Fund compared to several indices. Ten thousand dollars invested on May 1, 1999, would have the following value as of December 31, 2000.

    Mid-Cap Stock Fund................................................ $14,079
    S&P 400 Stock Index............................................... $13,347
    Lipper Index of Mid-Cap Value Funds............................... $11,777
    Consumer Price Index.............................................. $10,609

The scale on this chart is different from the scale on the other charts in this report because the fund's inception date is May 1, 1999.

--------------------------------------------------------------------------------
             Average Annual Total Return Through December 31, 20002
--------------------------------------------------------------------------------
                                                 One       Since Inception
                                                 Year          of Fund
     ---------------------------------------- ----------- ------------------
     Mid-Cap Stock Fund                         23.85%         22.79%
     S&P 400 Stock Index3                       17.51%         18.87%
     Lipper Index of Mid-Cap Value Funds4       10.59%         10.29%
     Consumer Price Index5                       3.40%           3.60%
     ---------------------------------------- ----------- ------------------

TEN LARGEST EQUITY HOLDINGS (% of Portfolio)
Century Tel, Inc................... 2.2%  The Bear Stearns Companies Inc. 2.0%
MGIC Investment Corporation........ 2.2%  Ethan Allen Interiors Inc...... 1.8%
Ambac Financial Group, Inc......... 2.2%  ICN Pharmaceuticals, Inc....... 1.7%
McCormick & Company, Incorporated.. 2.0%  Eaton Corporation.............. 1.7%
Charter Communications, Inc........ 2.0%  Parker-Hannifin Corporation.... 1.7%

GRAPHIC: At this place, the shareholder report contains a pie chart showing a portfolio mix of 97.1% in Common Stocks, 0.2% in Preferred Stocks and 2.7% in Short-term Investments.

1 Returns on the graph are from inception, May 1, 1999.

2 Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the Mid-Cap Stock Fund, as described in the prospectus. Market indexes are not actual investment alternatives; the returns shown reflect just the income from and changes in value of the securities in the index and do not reflect any deduction for the transaction costs, bid/asked spreads, management fees or operating expenses that would be incurred in an actual indexed or managed fund.

3 The S&P 400 Mid-Cap Index tracks the value of 400 domestic stocks chosen for market size, liquidity and industry group representation, with each stock weighted in proportion to its market value.

4 Lipper  Index of Mid-Cap  Value Funds  represents  an index of 30 large mutual funds that invest in middle capitalization companies. These funds normally have below-average price-to-earnings ratios, price-to-book ratios and three-year earnings growth rates.

5 Consumer Price Index represents a gauge of inflation that measures changes in the prices specific consumer goods and services purchased in urban areas.

Figures for more than one year reflect a steady compounded rate. Actual returns fluctuated year by year. Because principal value and investment return fluctuate, there may be a gain or loss on withdrawal. Past performance is not predictive of future results. This material must be preceded or accompanied by a current prospectus. Current prospectuses are mailed to existing policyholders.

                   Management's Discussion of 2000 Performance
                               Mid-Cap Stock Fund

Investment Objective: Seeks long-term capital appreciation by investing in common stocks of midsize and small companies.

Management's Discussion: For the first time in several years, smaller stock indexes outperformed the large-stock S&P 500 index. The S&P Mid Cap 400 index returned 17.5% and the S&P Small Cap 600 index gained 11.8%. The large-capitalization S&P 500 declined -9.1% in 2000 following an unprecedented decade of above-average returns that included five consecutive years through 1999 of returns above 20%. The prior record for consecutive years above 20% was two, last achieved during the 1950s. As a result of this change in capitalization size leadership, after five years of the capitalization-weighted S&P 500 performing far ahead of the equal-weighted S&P 500, the reverse occurred in 2000. Markets that had advanced due to a few large stocks reversed and fell along with some of those same large-cap stocks, while most stocks performed fairly well. The same applies to mutual funds - those that had depended for their performance upon a concentration in large-cap stocks began to suffer in 2000.

     Ultra Series Mid-Cap Stock Fund                                  23.85%

     Standard & Poor's Mid Cap 400 Index                              17.51%
     Russell Mid Cap Value Index                                      19.18%

     Lipper Index of Mid-Cap Value Funds                              10.59%

During the year ended December 31, 2000, the Mid-Cap Stock Fund significantly out-performed both the representative market indexes and its peer group index. Mid-cap market performance was driven largely by strong returns in the health care, utility and energy sectors. The Fund's investments exceeded the returns of the S&P Mid Cap Index in every sector except transportation and capital goods. The leading contributors to the Fund's performance in energy included BJ Services, Ensco, and Smith. The Fund's top performers in health care were Genzyme, Biomet, and Varian, while PPL, Cleco, and Utilicorp boosted the Fund's utility returns. Another large boost to performance came from investments in the technology sector, which out-performed by some 30 percentage points the -10.5% drop in the S&P Mid Cap technology sector. Reducing the Fund's performance were stocks in the transportation sector including Airborne Freight and Hertz. Other stocks that hurt performance included Keane and QLT PhotoTherapeutics.

A portion of your Mid-Cap Stock Fund is invested in smaller stocks. Returns from the universe of small stocks, as measured by the Russell 2000, fell -3.0% during 2000. This overall return number, however, masks the great diversity of results in the small stock arena. The Russell 2000 Growth index declined -22.4% in 2000 compared to a +22.8% gain in the Russell 2000 Value Index. We see great opportunity in smaller stocks, especially those that are reasonably valued in the marketplace. The Fund is invested in economically sensitive small stocks, primarily those concentrated in the consumer cyclical and capital goods sectors. We are under-weighted in small-cap health care issues.

The Mid-Cap Stock Fund enters the new year over-weighted in the capital goods, healthcare, consumer staples, and basic materials sectors. The Fund is under-weighted in the utilities, consumer cyclical, energy and technology sectors. All other sector weights approximate those of the market. Sector weights are a function of our "bottom-up" analysis and reflect the relative attractiveness of individual stocks, not macro-economic assessments of the broad sectors.

It is important for investors in the mid-cap segment to be prepared for a wide range of returns among the various market and peer group measures, even more so than in other market segments. Any one cross section of a market sector, as compiled for a market index or peer group universe, can be quite different from another sampling of the sector. This is particularly true in the mid-cap market sector (generally defined as stocks of companies with market capitalizations - the total market value of their outstanding shares of common stock - between $1 billion and $10 billion) because this size category is so diverse in terms of individual company characteristics.

Currently, we believe the mid-cap area offers an excellent combination of good fundamentals and low valuations. The S&P Mid Cap 400 Index lagged the large-cap S&P 500 for six years from 1994-99, and the reversal of this trend in 2000 may mark the beginning of a period of better returns for midsize stocks. The mid cap market segment has a superior long-term record and we believe the next few years could offer attractive relative returns for this sector.

MEMBERS Capital Advisors Stock Portfolio Management Team

                                MONEY MARKET FUND
                             Schedule of Investments
                                December 31, 2000

                                             % Net    Quality Rating   Annualized       Maturity        Par/Shares
                                            Assets     (Unaudited)*       Yield           Date            Amount            Value

COMMERCIAL PAPER                             77.5%
  American Express Credit Corp.                           A-1/P-1         6.280%        04/25/01       $4,000,000    $  3,923,114
  American General Finance                                A-1/P-1         6.619         03/08/01        4,500,000       4,447,035
  Associate Corp of North America                         A-1/P-1         6.633         03/07/01        4,500,000       4,447,756
  CIT Group Holdings                                      A-1+/P-1        6.698         01/17/01        4,000,000       3,988,409
  Coca-Cola Company                                       A-1/P-1         6.663         01/12/01        4,000,000       3,992,043
  DuPont Ei De Nemours Co                                 A-1+/P-1        6.429         03/28/01        4,600,000       4,531,649
  Ford Motor Credit Company                               A-1/P-1         6.719         01/05/01        4,000,000       3,997,076
  GE Capital Corp.                                        A-1+/P-1        6.769         01/11/01        4,000,000       3,992,722
  General Motors Acceptance Corporation                   A-1/P-1         6.725         01/08/01        4,000,000       3,994,944
  Goldman Sachs Group Inc.                                A-1+/P-1        6.502         05/11/01        3,500,000       3,421,133
  Goldman Sachs Group Inc.                                A-1+/P-1        6.254         05/11/01        1,000,000         978,225
  Household Finance                                       A-1/P-1         6.665         01/23/01        4,000,000       3,983,989
  John Deere Capital Corp.                                A-1/P-1         6.710         01/03/01        4,000,000       3,998,544
  Johnson & Johnson                                       A-1+/P-1        6.471         02/15/01        4,000,000       3,968,400
  McGraw Hill Companies                                   A-1/P-1         6.423         05/16/01        3,500,000       3,419,019
  Merrill Lynch & Co Inc                                  A-1+/P-1        6.747         01/09/01        3,000,000       2,995,660
  Merck & Company                                         A-1+/P-1        6.674         01/30/01        4,500,000       4,476,401
  Motorola Credit Corp.                                   A-1/P-1         6.516         03/20/01        3,500,000       3,452,073
  SBC Communications, Inc.                                A-1+/P-1        6.722         01/26/01        4,400,000       4,379,956
                                                                                                                        ----------
                                                                                                                        72,388,148
                                                                                                                        ----------

U.S. QUASI-GOVERNMENT/
GOVERNMENT SPONSORED                         18.1%
  Federal National Mortgage Association
   Discount Notes                                            6.626         01/25/01        4,000,000       3,982,853
  Federal National Mortgage Association
   Discount Notes                                            6.627         01/04/01        5,000,000       4,997,321
  Federal National Mortgage Association
   Discount Notes                                            6.622         01/18/01        4,000,000       3,987,864
  Federal Farm Credit Discount Notes                         6.596         01/30/01        3,950,000       3,929,636
                                                                                                                        ----------
                                                                                                                        16,897,674
                                                                                                                        ----------

REGISTERED INVESTMENT COMPANY                4.4%
  State Street Prime Money Market                                         6.210                          4,063,330       4,063,330
                                                                                                                        ----------

     TOTAL INVESTMENTS, MONEY MARKET
     FUND                                                                                                              $93,349,152
                                                                                                                        ==========

Values of investment securities are determined as described in Note 2 of the financial statements.

*Moody's/Standard  &  Poors'  quality  ratings  (unaudited).   See  the  current
Prospectus and Statement of Additional Information for a complete description of these ratings.

See accompanying notes to financial statements.

                                    BOND FUND
                             Schedule of Investments
                                December 31, 2000

                                % Net Annualized
                                            Assets                        Yield                           Shares            Value
SHORT-TERM INVESTMENTS:

REGISTERED INVESTMENT COMPANY                 1.3%
    State Street Prime Money Market                                       6.210%                        4,023,526      $4,023,526
                                                                                                                        ---------
       TOTAL SHORT-TERM INVESTMENTS
       (COST: $4,023,526)                                                                                               4,023,526
                                                                                                                        ---------

                                                      Quality Rating     Coupon         Maturity            Par
LONG-TERM INVESTMENTS:                                 (Unaudited)*       Rate            Date            Amount
U.S. GOVERNMENT & AGENCY BONDS:              66.6%
GOVERNMENT NOTES                             22.5%
    U.S. Treasury Note                                    AAA             5.875%        11/15/04      $10,000,000      10,260,740
    U.S. Treasury Note                                    AAA            11.125         08/15/03        5,000,000       5,714,650
    U.S. Treasury Note                                    AAA            10.750         08/15/05        3,000,000       3,679,923
    U.S. Treasury Note                                    AAA             6.500         02/15/10       10,000,000      10,944,520
    U.S. Treasury Note                                    AAA             5.750         08/15/10        5,000,000       5,240,235
    U.S. Treasury Note                                    AAA             5.750         08/15/03        3,000,000       3,044,532
    U.S. Treasury Note                                    AAA             5.250         08/15/03        3,000,000       3,007,551
    U.S. Treasury Note                                    AAA             6.875         05/15/06        3,500,000       3,786,836
    U.S. Treasury Note                                    AAA             6.000         08/15/09       10,000,000      10,554,860
    U.S. Treasury Note                                    AAA            10.750         02/15/03       10,000,000      11,092,970
                                                                                                                       ----------
                                                                                                                       67,326,817
                                                                                                                       ----------

GOVERNMENT AGENCIES                          44.1%
    Federal Home Loan Mortgage Corp.
     Gold Pool C01005                                     AAA             8.000         06/01/30        9,648,232       9,880,754
    Federal Home Loan Bank Note-CPI Floating Rate         AAA             7.668         02/20/07        2,750,000       2,593,140
    Federal Home Loan Mortgage Corp.
     Series 2248 Class D                                  AAA             7.500         08/15/21        2,000,000       2,010,136
    Federal Home Loan Mortgage Corp.
     Series 1870 Class VC                                 AAA             6.500         07/15/09        3,500,000       3,487,284
    Federal National Mortgage Assn.
     Conventional Loan Pool 541215                        AAA             7.500         06/01/30        3,951,004       4,006,279
    Federal National Mortgage Assn.
     Conventional Loan Pool 253356                        AAA             8.000         06/01/30        4,834,949       4,948,474
    Federal National Mortgage Assn.
     Conventional Loan Pool 537433                        AAA             8.000         05/01/30        4,391,381       4,494,491
    Federal National Mortgage Association  Pool 547446    AAA             8.000         10/01/29        2,987,740       3,068,648
    Federal National Mortgage Association 96-M6 G         AAA             7.750         09/17/23          759,542         800,798
    Federal National Mortgage Association Pool 519049     AAA             8.000         09/01/29        4,543,066       4,653,190
    Federal National Mortgage Association                 AAA             6.290         01/22/08        2,591,000       2,558,089
    Federal National Mortgage Association Pool 537367     AAA             7.000         06/01/30        1,989,332       1,991,461
    Federal National Mortgage Association Pool 523482     AAA             7.000         06/01/30        2,910,560       2,913,674
    Federal National Mortgage Association MTN, Series B   AAA             6.110         09/17/08        4,000,000       3,920,056
    Federal National Mortgage Association MTN             AAA             6.110         01/15/09        3,000,000       2,939,631
    Federal National Mortgage Association Pool 252155     AAA             7.000         10/01/08        3,309,482       3,322,621
    Federal National Mortgage Association MTN,  Series B  AAA             5.830         02/20/03        3,000,000       2,986,506
    Federal National Mortgage Association, Series B       AAA             7.250         01/15/10        6,000,000       6,512,958
    Federal National Mortgage Association Pool 781158     AAA             8.000         04/15/30        4,729,166       4,848,105
    Government National Mortgage Assoc.
     Multiple Issuer Pool 2935                            AAA             8.000         06/20/30        7,740,156       7,908,505
    Government National Mortgage Assoc.
     Multiple Issuer Pool 2973                            AAA             8.000         09/20/30        2,954,644       3,018,908
    Government National Mortgage Assoc.
     Multiple Issuer Pool 2988                            AAA             8.000         10/20/30          993,026       1,014,625
    Government National Mortgage Assoc.
     Multiple Issuer Pool 2995                            AAA             8.000         10/20/15        1,936,330       1,987,992
    Government National Mortgage Assoc.
     Multiple Issuer Pool 2921                            AAA             7.500         05/20/30       10,758,374      10,896,081
    Government National Mortgage Assoc.
     Multiple Issuer Pool 2934                            AAA             7.500         06/20/30        2,464,549       2,496,096
    Government National Mortgage Assoc.
     Multiple Issuer Pool 2909                            AAA             8.000         04/20/30       10,852,263      11,088,301
    Government National Mortgage Assoc.
     Multiple Issuer Pool 2922                            AAA             8.000         05/20/30        3,818,044       3,901,087
    Government National Mortgage Assoc.
     Multiple Issuer Pool 2946                            AAA             8.000         07/20/30        3,880,660       3,965,065
    Government National Mortgage Assoc.
     Multiple Issuer Pool 2958                            AAA             8.000         08/20/30        2,937,618       3,001,511
    Government National Mortgage Assoc.
     GNR 1999-33, Class H                                 AAA             7.500         01/20/26        1,000,000       1,019,129
    Small Business Administration Pool 505026             AAA             7.250         07/25/25        3,891,143       3,901,171
    Small Business Administration Pool 503963             AAA             7.125         11/25/22        2,053,076       2,051,534
    Small Business Administration Pool 504476             AAA             7.000         04/25/24        4,108,411       4,079,858
                                                                                                                      -----------
                                                                                                                      132,266,158
                                                                                                                      -----------
       TOTAL U.S. GOVERNMENT & AGENCY BONDS
       (COST: $194,334,941)                                                                                           199,592,975
                                                                                                                      -----------

                                    BOND FUND
                       Schedule of Investments (Continued)
                                December 31, 2000

                                             % Net    Quality Rating     Coupon         Maturity            Par
                                            Assets     (Unaudited)*       Rate            Date            Amount            Value
CORPORATE BONDS:                             30.4%

BASIC MATERIALS                               1.9%
  Paper/Forest Products                       1.2%
    Chesapeake Corp.                                      BA-3/BB+        7.200%        03/15/05       $1,000,000     $   914,640
    International Paper                                   BAA-1/BBB+      8.125         07/08/05        2,700,000       2,801,563
                                                                                                                      -----------
                                                                                                                        3,716,203
                                                                                                                      -----------

  Steel                                       0.7%
    Commercial Metals                                     BAA-1/BBB+      7.200         07/15/05        2,000,000       1,956,878
                                                                                                                      -----------

CAPITAL GOODS                                 0.8%
  Manufacturing-Diversified                   0.8%
    Giddings & Lewis                                      BA1/BBB         7.500         10/01/05        2,500,000       2,508,168
                                                                                                                      -----------

COMMUNICATION SERVICES                        2.9%
  Telephone                                   2.9%
    AT&T Corp.                                            A-3/A           8.650         09/15/04        2,500,000       2,628,245
    Centurytel Enterprises                                BAA-2/BBB+      8.250         05/01/24        2,500,000       2,364,120
    Koninklijke KPN 144A (A) (C)                          A-3/A-          8.375         10/01/30        2,000,000       1,742,124
    Telephone & Data Systems Incorporated                 A-3/A-          7.000         08/01/06        2,000,000       2,010,326
                                                                                                                      -----------
                                                                                                                        8,744,815
                                                                                                                      -----------

CONSUMER CYCLICAL                             0.7%
  Auto Manufacturers                          0.4%
    Borg-Warner Automotive                                BAA-2/BBB+      7.125         02/15/29        1,500,000       1,026,345
                                                                                                                      -----------

  Retail-General                              0.3%
    Saks Incorporated                                     BAA-3/BB+       7.500         12/01/10        1,700,000         918,000
                                                                                                                      -----------

CONSUMER STAPLES                              2.1%
  Food Retailers                              1.6%
    Great Atlantic & Pacific Tea                          BA-3/BB         7.700         01/15/04        2,220,000       1,224,254
    Kroger Company                                        BAA-3/BBB-      7.800         08/15/07        1,500,000       1,576,203
    Safeway Incorporated                                  BAA-2/BBB       7.000         09/15/07        2,000,000       2,027,894
                                                                                                                      -----------
                                                                                                                        4,828,351
                                                                                                                      -----------

  Media-TV/Radio/Cable                        0.5%
    Cox Communications Inc.                               BAA-2/BBB       7.750         11/01/10        1,500,000       1,557,747
                                                                                                                      -----------

ENERGY                                        1.8%
  Gas                                         0.8%
    Coastal Corporation                                   BAA-2/BBB       7.500         08/15/06        2,250,000       2,325,942
                                                                                                                      -----------

  Oil-Foreign                                 1.0%
    YPF Sociedad Anonima (A)                              AA-3/A+         8.000         02/15/04        3,000,000       2,951,988
    YPF Sociedad Anonima (A)                              B-1/BBB-        7.500         10/26/02          141,303         141,544
                                                                                                                      -----------
                                                                                                                        3,093,532
                                                                                                                      -----------

FINANCE                                       9.5%
  Banks                                       4.3%
    Barclays Bank PLC, 144A (A) (C)                       AA-2/A+         8.550         09/29/49        2,000,000       2,096,748
    Chase Manhattan Corporation                           A-1/A+          7.125         06/15/09        2,200,000       2,209,880
    UBS Preferred Funding Trust                           AA-2/AA-        8.622         12/29/49        2,250,000       2,361,454
    US Bank National Association - Minnesota              A-1/A           7.550         06/15/04        2,000,000       2,065,134
    Wells Fargo Company                                   AA-2/A+         7.250         08/24/05        2,000,000       2,081,266
    Wells Fargo Company                                   AA-2/A+         7.000         11/01/05        2,000,000       2,044,602
                                                                                                                      -----------
                                                                                                                       12,859,084
                                                                                                                      -----------

  Brokerage                                   0.7%
    Merrill Lynch & Co. Series B MTN                      AA-3/AA-        7.850         05/30/03        2,000,000       2,062,788
                                                                                                                      -----------

                                    BOND FUND
                       Schedule of Investments (Continued)
                                December 31, 2000

                                             % Net    Quality Rating     Coupon         Maturity            Par
                                            Assets     (Unaudited)*       Rate            Date            Amount            Value
  Financing Company                           0.7%
    Heller Financial Incorporated                         A-3/A-          8.000%        06/15/05       $2,000,000      $2,077,544
                                                                                                                      -----------

  Insurance                                   3.1%
    Ace Capital Trust II                                  A-2/BBB         9.700         04/01/30        2,200,000       2,333,005
    American General Corporation                          A-2/AA-         7.500         08/11/10        1,500,000       1,572,870
    GE Global Insurance                                   AA-1/AA         7.000         02/15/26        3,360,000       3,277,794
    Royal & Sun Alliance Incorporated (A)                 A-1/A           8.950         10/15/29        2,000,000       2,000,558
                                                                                                                      -----------
                                                                                                                        9,184,227
                                                                                                                      -----------

  Real Estate Investment                      0.7%
    EOP Operating Limited Partnership                     BAA-1/BBB+      8.100         08/01/10        2,000,000       2,102,422
                                                                                                                      -----------

INDUSTRIAL                                    2.3%
  Aerospace                                   0.9%
    Boeing Capital Corporation                            A-2/AA-         7.100         09/27/05        2,700,000       2,811,632
                                                                                                                      -----------

  Technology                                  1.4%
    Compaq Computer Corporation                           BAA-2/BBB       7.450         08/01/02        2,000,000       1,996,476
    Electronic Data Systems Corporation                   A-1/A+          7.450         10/15/29        2,000,000       2,043,870
                                                                                                                      -----------
                                                                                                                        4,040,346
                                                                                                                      -----------

TRANSPORTATION                                2.1%
  Airlines                                    0.7%
    American Airlines                                     A-2/BBB         8.040         09/16/11        1,610,714       1,678,542
    Delta Air Lines                                       BAA-1/BBB       8.540         01/02/07          247,457         249,856
    Southwest Airlines                                    A-1/A           8.700         07/01/11           17,367          19,073
                                                                                                                      -----------
                                                                                                                        1,947,471
                                                                                                                      -----------

  Leasing                                     1.3%
    Amerco                                                BA-1/BBB        8.800         02/04/05        1,000,000         980,963
    Amerco                                                BA-1/BBB        7.200         04/01/02        3,000,000       2,917,311
                                                                                                                      -----------
                                                                                                                        3,898,274
                                                                                                                      -----------

  Railroads                                   0.1%
    Union Pacific RR                                      A-1/A-          6.540         07/01/15          383,060         372,580
                                                                                                                      -----------

UTILITIES                                     4.9%
  Electric Power                              3.9%
    Allegheny Energy Corporation                          A-3/A           7.750         08/01/05        2,500,000       2,601,838
    DPL Inc.                                              BAA-1/BBB       8.250         03/01/07        2,000,000       2,076,950
    Energy East Corporation                               BAA-1/BBB+      8.050         11/15/10        2,000,000       2,123,346
    Ensearch Corporation                                  BAA-2/BBB       6.375         02/01/04        2,000,000       1,993,922
    Wisconsin Electric Power Company                      AA-3/A+         6.625         11/15/06        3,000,000       3,011,352
                                                                                                                      -----------
                                                                                                                       11,807,408
                                                                                                                      -----------

  Gas Pipeline                                1.0%
    El Paso Natural Gas                                   BAA-2/BBB       7.375         12/15/12        3,000,000       3,056,448
                                                                                                                      -----------

MISCELLANEOUS                                 1.4%
  Other                                       1.4%
    Chase Commercial Mortgage                             AAA             7.757         02/15/10        4,000,000       4,323,412
                                                                                                                      -----------

       TOTAL CORPORATE BONDS
       (COST: $90,306,120)                                                                                             91,219,617
                                                                                                                      -----------

       TOTAL INVESTMENTS, BOND FUND
       (COST: $288,664,587)**                                                                                        $294,836,118
                                                                                                                      ===========

                                    BOND FUND
                       Schedule of Investments (Continued)
                                December 31, 2000

Values of investment securities are determined as described in Note 2 of the financial statements.

 *Moody's/Standard &  Poors'  quality  ratings  (unaudited).   See  the  current
Prospectus and Statement of Additional Information for a complete description of these ratings.

**At December 31, 2000, the cost of securities for federal income tax purposes was $288,682,361. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

  Gross unrealized appreciation.................................. $7,656,672
  Gross unrealized depreciation.................................. (1,502,915)
                                                                  ----------
  Net unrealized appreciation.................................... $6,153,757
                                                                  ==========

***If applicable, this security provides a claim on the interest component of the underlying mortgages, but not on their principal component. That is, the security's cash flows depend on the amount of principal outstanding at the payment date. If prepayments on the underlying mortgages are higher than expected, the yield on the security may be adversely affected.

(A) Securities issued by Foreign entities are denominated in U.S. dollars. The aggregate value of these securities is 3.0% of the total net assets.

(C) Restricted security sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." On December 31, 2000, the total market value of these investments was $3,838,872, or 1.3% of total net assets.

ABS    Asset Backed Security
CMO    Collateralized Mortgage Obligation
CPI    Consumer Price Index
GNR    Government National Mortgage Association Remic
IO     Interest Only
MTN    Medium Term Note
PLC    Public Limited Company

See accompanying notes to financial statements.

                                  BALANCED FUND
                             Schedule of Investments
                                December 31, 2000

                                       % Net Annualized
                                            Assets                        Yield                           Shares            Value
SHORT-TERM INVESTMENTS:

REGISTERED INVESTMENT COMPANY                 3.4%
  State Street Prime Money Market                                         6.210%                       22,692,148     $22,692,148
                                                                                                                       ----------
       TOTAL SHORT-TERM INVESTMENTS
       (COST: $22,692,148)                                                                                             22,692,148
                                                                                                                       ----------

                                                      Quality Rating     Coupon         Maturity            Par
LONG-TERM INVESTMENTS:                                 (Unaudited)*       Rate            Date            Amount
BONDS:                                       41.5%
U.S. GOVERNMENT & AGENCY BONDS:              29.2%
GOVERNMENT NOTES                             11.3%
    U.S. Treasury Notes                                   AAA             5.875%        11/15/04      $10,000,000      10,260,740
    U.S. Treasury Notes                                   AAA            11.125         08/15/03        3,000,000       3,428,790
    U.S. Treasury Notes                                   AAA            10.750         08/15/05        3,000,000       3,679,923
    U.S. Treasury Notes                                   AAA             6.500         02/15/10       10,000,000      10,944,520
    U.S. Treasury Notes                                   AAA             6.250         02/15/07       10,000,000      10,567,570
    U.S. Treasury Notes                                   AAA             9.125         05/15/09        6,000,000       6,675,000
    U.S. Treasury Notes                                   AAA             5.750         08/15/10        5,000,000       5,240,235
    U.S. Treasury Notes                                   AAA             5.250         08/15/03        3,000,000       3,007,551
    U.S. Treasury Notes                                   AAA             6.000         08/15/09       10,000,000      10,554,860
    U.S. Treasury Notes                                   AAA            10.750         02/15/03       10,000,000      11,092,970
                                                                                                                       ----------
                                                                                                                       75,452,159
                                                                                                                       ----------

GOVERNMENT AGENCIES                          17.9%
    Federal Home Loan Bank Note-CPI
     Floating Rate                                        AAA             7.668         02/20/07        5,000,000       4,714,800
    Federal Home Loan Mortgage Corp.
     Gold Pool C01005                                     AAA             8.000         06/01/30        7,718,585       7,904,604
    Federal Home Loan Mortgage Corp.                      AAA             6.000         11/18/03        3,000,000       2,986,641
    Federal Home Loan Mortgage Corp.
     Gold Pool C90340                                     AAA             7.500         06/01/20        1,953,104       1,988,358
    Federal National Mortgage Assn.
     Conventional Loan Pool 541215                        AAA             7.500         06/01/30        4,938,755       5,007,848
    Federal National Mortgage Assn.
     Conventional Loan Pool 253356                        AAA             8.000         06/01/30        4,834,949       4,948,474
    Federal National Mortgage Assn. Pool 533977           AAA             8.000         03/01/30        1,828,543       1,871,478
    Federal National Mortgage Assn. Pool 519049           AAA             8.000         09/01/29        4,543,066       4,653,190
    Federal National Mortgage Assn. - 96-M6  G            AAA             7.750         09/17/23        3,038,169       3,203,190
    Federal National Mortgage Assn.
     Conventional Loan Pool 547618                        AAA             6.500         09/01/15        4,531,666       4,505,111
    Federal National Mortgage Assn. Pool 253452           AAA             8.500         06/01/30        1,411,269       1,461,002
    Federal National Mortgage Assn. MTN, Series B         AAA             5.830         02/20/03        3,000,000       2,986,506
    Federal National Mortgage Assn., Series B             AAA             7.250         01/15/10        6,000,000       6,512,958
    Federal National Mortgage Assn. MTN, Series B         AAA             6.110         09/24/08        3,000,000       2,933,094
    Government National Mortgage Assoc.
     Multiple Issuer Pool 2935                            AAA             8.000         06/20/30        5,998,621       6,129,091
    Government National Mortgage Assoc.
     Multiple Issuer Pool 2921                            AAA             7.500         05/20/30        9,835,591       9,961,487
    Government National Mortgage Assoc.
     Multiple Issuer Pool 2972                            AAA             7.500         09/20/30        8,934,520       9,048,883
    Government National Mortgage Assoc.
     Multiple Issuer Pool 2934                            AAA             7.500         06/20/30        2,464,549       2,496,096
    Government National Mortgage Assoc.
     Multiple Issuer Pool 2909                            AAA             8.000         04/20/30       11,164,847      11,407,682
    Government National Mortgage Assoc.
     Multiple Issuer Pool 2884                            AAA             8.000         02/01/30        2,593,509       2,649,918
    Government National Mortgage Assoc.
     Multiple Issuer Pool 2922                            AAA             8.000         05/20/30        1,747,526       1,785,535
    Government National Mortgage Assoc.
     Multiple Issuer Pool 2946                            AAA             8.000         07/20/30        5,335,907       5,451,964
    Government National Mortgage Assoc.
     Multiple Issuer Pool 2958                            AAA             8.000         08/20/30        5,875,236       6,003,023
    Government National Mortgage Assoc.
     Multiple Issuer Pool 2957                            AAA             7.500         08/20/30          944,051         956,136
    Small Business Administration Pool 505026             AAA             7.250         07/25/25        4,863,929       4,876,463
    Small Business Administration Pool 504476             AAA             7.000         04/25/24        3,286,729       3,263,886
                                                                                                                       ----------
                                                                                                                      119,707,418
                                                                                                                       ----------
       TOTAL U.S. GOVERNMENT & AGENCY
       BONDS (COST: $190,061,685)                                                                                     195,159,577
                                                                                                                      -----------

CORPORATE BONDS:                             12.3%

BASIC MATERIALS                               0.8%
  Paper/Forest Products                       0.3%
    International Paper Co.                               BAA-1/BBB+      8.125         07/08/05        2,000,000       2,075,232
                                                                                                                      -----------

  Steel                                       0.5%
    Commercial Metals                                     BAA-1/BBB+      7.200         07/15/05        3,500,000       3,424,537
                                                                                                                      -----------

                                  BALANCED FUND
                       Schedule of Investments (Continued)
                                December 31, 2000

                                             % Net    Quality Rating     Coupon         Maturity            Par
                                            Assets     (Unaudited)*       Rate            Date            Amount            Value
CAPITAL GOODS                                 0.1%
  Manufacturing-Diversified                   0.1%
    Giddings & Lewis                                      BA-1/BBB        7.500%        10/01/05         $500,000        $501,633
                                                                                                                      -----------

COMMUNICATION SERVICES                        0.9%
  Telephone                                   0.9%
    AT&T Corp.                                            A-3/A           8.650         09/15/04        2,500,000       2,628,245
    Koninklijke KPN N.V., 144A (A) (C)                    A-3/A-          8.375         10/01/30        2,000,000       1,742,124
    Telephone & Data Systems Incorporated                 A-3/A-          7.000         08/01/06        1,500,000       1,507,745
                                                                                                                      -----------
                                                                                                                        5,878,114
                                                                                                                      -----------

CONSUMER CYCLICAL                             0.7%
  Auto Manufacturers                          0.1%
    Borg-Warner Automotive                                BAA-2/BBB+      7.125         02/15/29        1,500,000       1,026,345
                                                                                                                      -----------

  Retail - General                            0.6%
    Dollar General Corp.                                  BAA-2/BBB+      8.625         06/15/10        3,000,000       3,097,287
    Saks Incorporated                                     BAA-3/BB+       7.500         12/01/10        2,000,000       1,080,000
                                                                                                                      -----------
                                                                                                                        4,177,287
                                                                                                                      -----------

CONSUMER STAPLES                              0.7%
  Food Retailers                              0.7%
    Great Atlantic & Pacific Tea                          BA-3/BB         7.700         01/15/04        1,000,000         551,466
    Great Atlantic & Pacific Tea                          BA-3/BB         7.750         04/15/07        1,000,000         587,155
    Kroger Company                                        BAA-3/BBB-      7.800         08/15/07        1,500,000       1,576,203
    Safeway Incorporated                                  BAA-2/BBB       7.000         09/15/07        2,000,000       2,027,894
                                                                                                                      -----------
                                                                                                                        4,742,718
                                                                                                                      -----------

ENERGY                                        0.9%
  Gas                                         0.5%
    Coastal Corporation                                   BAA-2/BBB       7.500         08/15/06        3,000,000       3,101,256
                                                                                                                      -----------

  Oil-Foreign                                 0.4%
    YPF Sociedad Anonima (A)                              B-1/BBB-        8.000         02/15/04        3,000,000       2,951,988
                                                                                                                      -----------

FINANCE                                       4.1%
  Banks                                       2.0%
    Barclays Bank PLC, 144A (A) (C)                       AA-2/A+         8.550         09/29/49        2,000,000       2,096,748
    Chase Manhattan Corporation                           A-1/A+          7.125         06/15/09        2,500,000       2,511,228
    UBS Preferred Funding Trust                           AA-2/AA-        8.622         12/29/49        2,250,000       2,361,454
    US Bank National Association - Minnesota              A-1/A           7.550         06/15/04        2,200,000       2,271,647
    Wells Fargo Company                                   AA-2/A+         7.250         08/24/05        2,000,000       2,081,266
    Wells Fargo Company                                   AA-2/A+         7.000         11/01/05        2,000,000       2,044,602
                                                                                                                      -----------
                                                                                                                       13,366,945
                                                                                                                      -----------

  Brokerage                                   0.3%
    Merrill Lynch & Co. Series B MTN                      AA-3/AA-        7.850         05/30/03        2,000,000       2,062,788
                                                                                                                      -----------

  Financing Company                           0.3%
    Heller Financial Incorporated                         A-3/A-          8.000         06/15/05        2,000,000       2,077,544
                                                                                                                     -----------

  Insurance                                   1.0%
    Ace Capital Trust II                                  A-2/BBB         9.700         04/01/30        2,000,000       2,120,914
    GE Global Insurance                                   AA-1/AA         7.000         02/15/26        3,500,000       3,414,369
    Royal & Sun Alliance Incorporated (A)                 A-1/A           8.950         10/15/29        1,500,000       1,500,419
                                                                                                                      -----------
                                                                                                                        7,035,702
                                                                                                                      -----------

  Real Estate Investment                      0.5%
    EOP Operating Limited Partnership                     BAA-1/BBB+      8.100         08/01/10        3,000,000       3,153,633
                                                                                                                      -----------

                                  BALANCED FUND
                       Schedule of Investments (Continued)
                                December 31, 2000

                                             % Net    Quality Rating     Coupon         Maturity            Par
                                            Assets     (Unaudited)*       Rate            Date            Amount            Value
INDUSTRIAL                                    1.0%
  Aerospace                                   0.2%
    United Technologies Corporation                       A-2/A+          7.125%        11/15/10       $1,500,000      $1,581,298
                                                                                                                      -----------

  Technology                                  0.8%
    Compaq Computer Corporation                           BAA-2/BBB       7.450         08/01/02        2,500,000       2,495,595
    Electronic Data Systems Corporation                   A-1/A+          7.450         10/15/29        2,500,000       2,554,837
                                                                                                                      -----------
                                                                                                                        5,050,432
                                                                                                                      -----------

TRANSPORTATION                                0.8%
  Airlines                                    0.3%
    American Airlines                                     A-2/BBB         8.040         09/16/11          805,357         839,271
    Delta Air Lines                                       BAA-1/BBB       8.540         01/02/07        1,251,414       1,263,540
                                                                                                                      -----------
                                                                                                                        2,102,811
                                                                                                                      -----------

  Leasing                                     0.4%
    Amerco                                                BA-1/BBB        8.800         02/04/05        2,500,000       2,452,407
                                                                                                                       -----------

  Trucking & Shipping                         0.1%
    Federal Express                                       A-3/BBB+        7.890         09/23/08          373,770         382,950
                                                                                                                      -----------

UTILITIES                                     1.5%
  Electric Power                              1.0%
    Allegheny Energy Corporation                          A-3/A           7.750         08/01/05        2,500,000       2,601,838
    DPL Inc                                               BAA-1/BBB       8.250         03/01/07        2,000,000       2,076,950
    Energy East Corporation                               BAA-1/BBB+      8.050         11/15/10        2,000,000       2,123,346
                                                                                                                      -----------
                                                                                                                        6,802,134
                                                                                                                      -----------

  Gas Pipeline                                0.5%
    El Paso Natural Gas                                   BAA2/BBB        7.375         12/15/12        3,000,000       3,056,448
                                                                                                                      -----------

MISCELLANEOUS                                 0.8%
  Other                                       0.8%
    Chase Commercial Mortgage                             AAA             7.757         02/15/10        5,000,000       5,404,265
                                                                                                                      -----------

       TOTAL CORPORATE BONDS
       (COST: $81,329,388)                                                                                             82,408,467
                                                                                                                      -----------

       TOTAL BONDS (COST: $271,391,073)                                                                               277,568,044
                                                                                                                      -----------

                                             % Net
                                            Assets                                                         Shares           Value
COMMON STOCKS:                               54.6%
BASIC MATERIALS                               1.4%
  Chemicals                                   1.0%
    The Dow Chemical Company                                                                              102,600       3,757,725
     Rohm and Haas Company                                                                                 78,300       2,843,269
                                                                                                                        ---------
                                                                                                                        6,600,994
                                                                                                                        ---------

  Paper/Forest Products                       0.4%
    Willamette Industries, Inc.                                                                            55,000       2,581,563
                                                                                                                        ---------

CAPITAL GOODS                                 5.7%
  Electrical Equipment                        1.4%
    Emerson Electric Co.                                                                                   62,700       4,941,544
    Honeywell International Inc.                                                                           89,000       4,210,812
                                                                                                                        ---------
                                                                                                                        9,152,356
                                                                                                                        ---------

                                  BALANCED FUND
                       Schedule of Investments (Continued)
                                December 31, 2000

                                             % Net
                                            Assets                                                         Shares           Value
  Machinery/Equipment                         1.4%
    Dover Corporation                                                                                     108,000      $4,380,750
    Pall Corporation                                                                                      226,000       4,816,625
                                                                                                                        ---------
                                                                                                                        9,197,375
                                                                                                                        ---------

  Manufacturing-Diversified                   2.9%
    Illinois Tool Works, Inc.                                                                              58,000       3,454,625
    Minnesota Mining and Manufacturing Company                                                             40,000       4,820,000
    Tyco International Ltd (A)                                                                            102,000       5,661,000
    United Technologies Corporation                                                                        65,000       5,110,625
                                                                                                                        ---------
                                                                                                                       19,046,250
                                                                                                                        ---------

COMMUNICATION SERVICES                        2.9%
  Telecomm - Cellular  Wireless               0.7%
    Vodafone AirTouch PLC-SP ADR (A)                                                                      124,025       4,441,645
                                                                                                                        ---------

  Telephone - Long Distance                   1.1%
    AT & T Corp.                                                                                          158,998       2,752,653
    Sprint Corporation                                                                                    102,000       2,071,875
    WorldCom, Inc***                                                                                      200,000       2,800,000
                                                                                                                        ---------
                                                                                                                        7,624,528
                                                                                                                        ---------

  Telephone                                   1.1%
    ALLTEL Corporation                                                                                     59,800       3,733,763
    Verizon Communication                                                                                  66,612       3,338,926
                                                                                                                        ---------
                                                                                                                        7,072,689
                                                                                                                        ---------

CONSUMER CYCLICAL                             4.4%
  Commercial/Consumer                         1.0%
    IMS Health Incorporated                                                                               234,600       6,334,200
                                                                                                                        ---------

  Printing/Publishing                         0.3%
    PRIMEDIA Inc.***                                                                                      195,200       2,330,200
                                                                                                                        ---------

  Retail-Discount                             0.5%
    Wal-Mart Stores, Inc.                                                                                  59,200       3,145,000
                                                                                                                        ---------

  Retail-General                              1.7%
    Target Corporation                                                                                    353,000      11,384,250
                                                                                                                        ---------

  Retail-Specialty                            0.9%
    Lowe's Companies, Inc.                                                                                 60,700       2,701,150
    Tiffany & Co.                                                                                         100,200       3,168,825
                                                                                                                        ---------
                                                                                                                        5,869,975
                                                                                                                        ---------

CONSUMER STAPLES                              7.1%
  Cosmetics/Toiletries                        1.1%
    Kimberly-Clark Corporation                                                                            108,300       7,655,727
                                                                                                                        ---------

  Drug Stores                                 1.2%
    CVS Corporation                                                                                       135,852       8,142,629
                                                                                                                        ---------

   Entertainment                              0.7%
    The Walt Disney Company                                                                               168,300       4,870,181
                                                                                                                        ---------

  Restaurants                                 0.9%
    McDonald's Corporation                                                                                182,100       6,191,400
                                                                                                                        ---------

                                  BALANCED FUND
                       Schedule of Investments (Continued)
                                December 31, 2000

                                             % Net
                                            Assets                                                         Shares           Value
  Food Producers                              1.5%
    General Mills, Inc.                                                                                   118,700      $5,289,569
    Sara Lee Corporation                                                                                  185,300       4,551,431
                                                                                                                        ---------
                                                                                                                        9,841,000
                                                                                                                        ---------

  Food Retailers                              0.7%
    Safeway Inc.***                                                                                        77,300       4,831,250
                                                                                                                        ---------

  Media-TV/Radio/Cable                        1.0%
    Cox Communications, Inc.***                                                                           147,200       6,854,000
                                                                                                                        ---------

ENERGY                                        3.7%
  Exploration/Drilling                        0.7%
    Kerr-McGee Corporation                                                                                 55,100       3,688,256
    Transocean Sedco Forex Inc.                                                                            15,062         692,852
                                                                                                                        ---------
                                                                                                                        4,381,108
                                                                                                                        ---------

  Oil-Domestic                                1.2%
    Unocal Corporation                                                                                    104,200       4,031,237
    USX-Marathon Group                                                                                    132,300       3,671,325
                                                                                                                        ---------
                                                                                                                        7,702,562
                                                                                                                        ---------
  Oil-International                           0.8%
    BP Amoco PLC/ADR (A)                                                                                   64,746       3,099,715
    Exxon Corporation                                                                                      27,100       2,356,006
                                                                                                                        ---------
                                                                                                                        5,455,721
                                                                                                                        ---------

  Oil-Services                                1.0%
    Schlumberger Limited                                                                                   82,200       6,570,863
                                                                                                                        ---------

FINANCE                                       8.8%
  Banks                                       2.3%
    Bank One Corporation                                                                                  123,890       4,537,471
    Bank of America Corporation                                                                            94,698       4,344,271
    Wells Fargo Company                                                                                   121,400       6,760,463
                                                                                                                        ---------
                                                                                                                       15,642,205
                                                                                                                        ---------

  Financial Services                          5.2%
    Citigroup Inc.                                                                                        249,905      12,760,774
    Countrywide Credit Industries, Inc.                                                                    97,100       4,879,275
    Household International, Inc.                                                                          79,100       4,350,500
    MBIA, Inc.                                                                                             65,200       4,832,950
    Morgan Stanley Dean Witter and Co.                                                                    102,000       8,083,500
                                                                                                                        ---------
                                                                                                                       34,906,999
                                                                                                                        ---------

  Insurance Companies                         1.3%
    The Allstate Corporation                                                                              201,014       8,756,672
                                                                                                                        ---------

HEALTHCARE                                    7.9%
  Bio/Specialty Pharmacy                      0.9%
    Pharmacia Corporation                                                                                  67,028       4,088,708
    QLT Inc. (A)***                                                                                        67,800       1,898,400
                                                                                                                        ---------
                                                                                                                        5,987,108
                                                                                                                        ---------

  Drugs                                       3.9%
    American Home Products Corporation                                                                    115,000       7,308,250
    Bristol-Myers Squibb Company                                                                          178,200      13,175,662
    Genzme Corporation***                                                                                  30,500       2,743,094
    GlaxoSmithkline plc - ADR (A)                                                                          46,150       2,584,400
                                                                                                                        ---------
                                                                                                                       25,811,406
                                                                                                                        ---------

                                  BALANCED FUND
                       Schedule of Investments (Continued)
                                December 31, 2000

                                             % Net
                                            Assets                                                         Shares           Value
  Medical Products/Supply                     2.7%
    ALZA Corporation***                                                                                    89,400     $ 3,799,500
    Baxter International Inc.                                                                              99,100       8,751,769
    Johnson & Johnson                                                                                      51,408       5,401,053
                                                                                                                        ---------
                                                                                                                       17,952,322
                                                                                                                        ---------

  Medical Services                            0.4%
    Aetna Inc.***                                                                                          62,600       2,570,513
                                                                                                                        ---------

TECHNOLOGY                                   10.9%
  Communications Equipment                    1.7%
    ADC Telecommunications, Inc.***                                                                       336,000       6,090,000
    Motorola, Inc.                                                                                        250,600       5,074,650
                                                                                                                        ---------
                                                                                                                       11,164,650
                                                                                                                        ---------

  Computer Related                            4.5%
    3Com Corporation***                                                                                   124,200       1,055,700
    EMC Corporation***                                                                                    134,400       8,937,600
    Gateway, Inc.***                                                                                      196,500       3,535,035
    Hewlett-Packard Company                                                                               140,400       4,431,375
    International Business Machines Corporation                                                            84,100       7,148,500
    Palm, Inc.***                                                                                         184,214       5,215,559
                                                                                                                        ---------
                                                                                                                       30,323,769
                                                                                                                        ---------

  Computer Software/Services                  1.7%
    Computer Sciences Corporation***                                                                       63,500       3,817,937
    Compuware Corporation***                                                                              122,000         762,500
    Keane, Inc.***                                                                                        289,700       2,824,575
    Veritas Software***                                                                                    47,061       4,117,838
                                                                                                                        ---------
                                                                                                                       11,522,850
                                                                                                                        ---------

  Electronics                                 1.2%
    Agilent Technologies, Inc.***                                                                          35,903       1,965,689
    Koninklijke (Royal) Philips Elec. N.V. - ADR (A)                                                      176,148       6,385,365
                                                                                                                        ---------
                                                                                                                        8,351,054
                                                                                                                        ---------

  Semiconductors                              1.8%
    Conexant Systems, Inc.***                                                                             107,000       1,645,125
    Micron Technology, Inc.***                                                                             87,700       3,113,350
    Texas Instruments Incorporated                                                                        159,100       7,537,362
                                                                                                                        ---------
                                                                                                                       12,295,837
                                                                                                                        ---------

TRANSPORTATION                                0.8%
  Airlines                                    0.3%
    Delta Air Lines, Inc.                                                                                  44,400       2,228,325
                                                                                                                        ---------

  Trucking & Shipping                         0.5%
    FedEx Corporation***                                                                                   79,400       3,172,824
                                                                                                                        ---------

UTILITIES                                     1.0%
  Electric Power                              0.3%
    PG&E Corporation                                                                                       95,000       1,900,000
                                                                                                                        ---------

  Natural Gas                                 0.7%
    The Williams Companies, Inc.                                                                          121,000       4,832,438
                                                                                                                        ---------

       TOTAL COMMON STOCKS
       (COST: $268,618,726)                                                                                           364,696,438
                                                                                                                      -----------

       TOTAL INVESTMENTS, BALANCED FUND
       (COST: $562,701,947)**                                                                                        $664,956,630
                                                                                                                      ===========

                                  BALANCED FUND
                       Schedule of Investments (Continued)
                                December 31, 2000

Values of investment securities are determined as described in Note 2 of the financial statements.

 *Moody's/Standard  &  Poors' quality  ratings  (unaudited).   See  the  current
Prospectus and Statement of Additional Information for a complete description of these ratings.

**At December 31, 2000, the cost of securities for federal income tax purposes was $562,701,947. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

  Gross unrealized appreciation................................. $130,101,113
  Gross unrealized depreciation.................................  (27,846,430)
                                                                  -----------
  Net unrealized appreciation................................... $102,254,683
                                                                  ===========

***This security is non-income producing.

****If applicable, this security provides a claim on the interest component of the underlying mortgages, but not on their principal component. That is, the security's cash flows depend on the amount of principal outstanding at the payment date. If prepayments on the underlying mortgages are higher than expected, the yield on the security may be adversely affected.

(A) Securities issued by Foreign entities are denominated in U.S. dollars. The aggregate value of these securities is 4.8% of the total net assets.

(C) Restricted security sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other "qualified institutional investors." On December 31, 2000, the total market value of these investments was $3,838,872 or 0.6% of total net assets.

ABS    Asset Backed Security
ADR    American Depository Receipt
CMO    Collateralized Mortgage Obligation
CPI    Consumer Price Index
IO     Interest Only
MTN    Medium Term Note
PLC    Pubic Limited Company

See accompanying notes to financial statements.

                          GROWTH AND INCOME STOCK FUND
                             Schedule of Investments
                                December 31, 2000

                                              % Net                               Annualized
                                             Assets                                  Yield              Shares              Value
SHORT-TERM INVESTMENTS:

REGISTERED INVESTMENT COMPANY                  2.2%
  State Street Prime Money Market                                                    6.210%          25,106,301        $25,106,301
                                                                                                                        ----------
     TOTAL SHORT-TERM INVESTMENTS
     (COST: $25,106,301)                                                                                                25,106,301
                                                                                                                        ----------

LONG-TERM INVESTMENTS:

COMMON STOCKS:                                97.7%

BASIC MATERIALS                                2.1%
  Chemicals                                    2.1%
    The Dow Chemical Company                                                                           334,650         12,256,556
    E.I. duPont de Nemours & Company                                                                   254,000         12,271,375
                                                                                                                       ----------
                                                                                                                       24,527,931
                                                                                                                       ----------

CAPITAL GOODS                                  9.1%
  Electrical Equipment                         4.9%
    Emerson Electric Co.                                                                               413,200         32,565,325
    Honeywell International Inc.                                                                       528,000         24,981,000
                                                                                                                       ----------
                                                                                                                       57,546,325
                                                                                                                       ----------

  Manufacturing-Diversified                    4.2%
    Minnesota Mining and Manufacturing Company                                                         194,000         23,377,000
    United Technologies Corporation                                                                    320,600         25,207,175
                                                                                                                       ----------
                                                                                                                       48,584,175
                                                                                                                       ----------

COMMUNICATION SERVICES                         5.0%
  Telephone - Long Distance                    2.2%
    AT&T Corp.                                                                                         748,054         12,950,685
    Sprint Corporation                                                                                 646,000         13,121,875
                                                                                                                       ----------
                                                                                                                       26,072,560
                                                                                                                       ----------

  Telephone                                    2.8%
    ALLTELL Corporation                                                                                277,000         17,295,188
    Verizon Communication                                                                              311,035         15,590,629
                                                                                                                       ----------
                                                                                                                       32,885,817
                                                                                                                       ----------

CONSUMER CYCLICAL                              2.3%
  Retail-Discount                              1.4%
    Wal-Mart Stores, Inc.                                                                              307,800         16,351,875
                                                                                                                       ----------

  Retail-General                               0.9%
    Sears, Roebuck & Co.                                                                               315,100         10,949,725
                                                                                                                       ----------

CONSUMER STAPLES                              16.9%
  Beverages                                    1.2%
    PepsiCo, Inc.                                                                                      280,200         13,887,413
                                                                                                                       ----------

  Cosmetics/Toiletries                         2.8%
    Kimberly-Clark Corporation                                                                         468,300         33,104,127
                                                                                                                       ----------

  Drug Stores                                  2.9%
    CVS Corporation                                                                                    562,906         33,739,178
                                                                                                                       ----------

  Entertainment                                1.9%
    The Walt Disney Company                                                                            749,800         21,697,338
                                                                                                                       ----------

                          GROWTH AND INCOME STOCK FUND
                       Schedule of Investments (Continued)
                                December 31, 2000

                                              % Net
                                             Assets                                                     Shares              Value
Restaurants                                    1.9%
    McDonald's Corporation                                                                             646,500        $21,981,000
                                                                                                                       ----------

  Food Producers                               3.8%
    General Mills, Inc.                                                                                483,900         21,563,794
    Sara Lee Corporation                                                                               928,000         22,794,000
                                                                                                                       ----------
                                                                                                                       44,357,794
                                                                                                                       ----------

  Food Retailers                               2.4%
    The Kroger Co.***                                                                                1,045,400         28,291,138
                                                                                                                       ----------

ENERGY                                         6.6%
  Exploration\Drilling                         0.2%
    Transocean Sedco Forex Inc.                                                                         53,046          2,440,116
                                                                                                                       ----------

  Oil-Domestic                                 1.7%
    Unocal Corporation                                                                                 238,850          9,240,509
    USX-Marathon Group                                                                                 381,350         10,582,463
                                                                                                                       ----------
                                                                                                                       19,822,972
                                                                                                                       ----------

  Oil-International                            3.0%
    BP Amoco PLC- ADR  (A)                                                                             243,180         11,642,242
    Exxon Corporation                                                                                  115,600         10,049,975
    Texaco Inc.                                                                                        202,900         12,605,163
                                                                                                                       ----------
                                                                                                                       34,297,380
                                                                                                                       ----------

  Oil-Services                                 1.7%
    Schlumberger Limited                                                                               248,000         19,824,500
                                                                                                                       ----------

FINANCE                                       15.1%
  Banks                                        4.2%
    Bank of America Corporation                                                                        269,871         12,380,332
    Bank One Corporation                                                                               456,640         16,724,440
    First Union Corporation                                                                            246,800          6,864,125
    Wachovia Corporation                                                                               216,700         12,595,688
                                                                                                                       ----------
                                                                                                                       48,564,585
                                                                                                                       ----------

  Financial Services                           7.3%
    Citigroup Inc.                                                                                     780,614         39,860,102
    Household International, Inc.                                                                      400,000         22,000,000
    Morgan Stanley Dean Witter and Co.                                                                 300,000         23,775,000
                                                                                                                       ----------
                                                                                                                       85,635,102
                                                                                                                       ----------

  Insurance Companies                          3.6%
    The Allstate Corporation                                                                           960,026         41,821,132
                                                                                                                       ----------

HEALTHCARE                                    12.6%
  Drugs                                        7.6%
    American Home Products Corporation                                                                 483,500        $30,726,425
    Bristol-Myers Squibb Company                                                                       624,500         46,173,969
    Glaxo SmithKline plc - ADR  (A)                                                                    209,450         11,729,200
                                                                                                                       ----------
                                                                                                                       88,629,594
                                                                                                                       ----------

  Medical Prods/Supply                         5.0%
    Baxter International Inc.                                                                          425,100         37,541,644
    Johnson & Johnson                                                                                  197,700         20,770,856
                                                                                                                       ----------
                                                                                                                       58,312,500
                                                                                                                       ----------

                          GROWTH AND INCOME STOCK FUND
                       Schedule of Investments (Continued)
                                December 31, 2000

                                              % Net
                                             Assets                                                     Shares              Value
TECHNOLOGY                                    23.2%
  Communications Equipment                     5.1%
    Harris Corporation                                                                                 517,800        $15,857,625
    Motorola, Inc.                                                                                   1,134,500         22,973,625
    Nortel Networks Corporation  (A)                                                                   628,800         20,160,900
                                                                                                                       ----------
                                                                                                                       58,992,150
                                                                                                                       ----------

  Computer Related                             6.7%
    Compaq Computer Corporation                                                                        593,100          8,926,155
    EMC Corporation***                                                                                 405,500         26,965,750
    Hewlett-Packard Company                                                                            544,800         17,195,250
    International Business Machines Corporation                                                        298,600         25,381,000
                                                                                                                       ----------
                                                                                                                       78,468,155
                                                                                                                       ----------

  Computer Software/Services                   5.1%
    Automated Data Processing. Inc.                                                                    416,300         26,356,994
    Computer Associates International, Inc.                                                            505,100          9,849,450
    Computer Sciences Corporation***                                                                   391,700         23,550,963
                                                                                                                       ----------
                                                                                                                       59,757,406
                                                                                                                       ----------

  Electronics                                  3.2%
    Agilent Technologies, Inc.***                                                                      156,998          8,595,640
    Koninklijke (Royal) Philips Electronics N.V. - ADR  (A)                                            808,074         29,292,682
                                                                                                                       ----------
                                                                                                                       37,888,322
                                                                                                                       ----------

  Semiconductors                               3.1%
    Intel Corporation                                                                                  347,600         10,514,900
    Texas Instruments Incorporated                                                                     530,500         25,132,438
                                                                                                                       ----------
                                                                                                                       35,647,338
                                                                                                                       ----------

TRANSPORTATION                                 1.2%
  Airlines                                     0.7%
    Delta Air Lines, Inc.                                                                              158,600          7,959,738
                                                                                                                       ----------

  Railroads                                    0.5%
    Burlington Northern Santa Fe Corporation                                                           220,200          6,234,412
                                                                                                                       ----------

UTILITIES                                      3.6%
  Electric Power                               2.0%
    Duke Energy Corporation                                                                            210,000         17,902,500
    PG&E Corporation                                                                                   240,000          4,800,000
                                                                                                                       ----------
                                                                                                                       22,702,500
                                                                                                                       ----------

  Natural Gas                                  1.6%
    The Williams Companies, Inc.                                                                       468,000         18,690,750
                                                                                                                       ----------

       TOTAL COMMON STOCKS
       (COST: $883,361,694)                                                                                          1,139,665,048
                                                                                                                      ------------

       TOTAL INVESTMENTS, GROWTH AND INCOME
       STOCK FUND (COST: $908,467,995)**                                                                            $1,164,771,349
                                                                                                                     =============

                          GROWTH AND INCOME STOCK FUND
                       Schedule of Investments (Continued)
                                December 31, 2000

Values of investment securities are determined as described in Note 2 of the financial statements.

 *Moody's/Standard & Poors' quality ratings, if applicable, (unaudited). See the current Prospectus and Statement of Additional Information for a complete description of these ratings.

**At December 31, 2000, the cost of securities for federal income tax purposes was $908,623,269. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

  Gross unrealized appreciation................................. $337,486,327
  Gross unrealized depreciation.................................  (81,338,247)
                                                                  -----------
  Net unrealized appreciation................................... $256,148,080
                                                                  ===========

***This security is non-income producing.

(A) Securities issued by foreign entities are denominated in U.S. dollars. The aggregate value of these securities is 6.2% of the total net assets.

ADR    American Depository Receipt
PLC    Public Limited Company

See accompanying notes to financial statements.

                         CAPITAL APPRECIATION STOCK FUND
                             Schedule of Investments
                                December 31, 2000

                                              % Net                               Annualized
                                             Assets                                  Yield              Shares              Value
SHORT-TERM INVESTMENTS:

REGISTERED INVESTMENT COMPANY                  3.5%
    State Street Prime Money Market                                                  6.210%          32,419,190        $32,419,190
                                                                                                                        ----------
       TOTAL SHORT-TERM INVESTMENTS
       (COST: $32,419,190)                                                                                              32,419,190
                                                                                                                        ----------

LONG-TERM INVESTMENTS:

COMMON STOCKS:                                96.7%

BASIC MATERIALS                                3.1%
  Chemicals                                    2.4%
    Praxair, Inc.                                                                                      231,000         10,250,625
    Rohm and Haas Company                                                                              320,000         11,620,000
                                                                                                                       ----------
                                                                                                                       21,870,625
                                                                                                                       ----------

  Paper/Forest Products                        0.7%
    Willamette Industries, Inc.                                                                        133,000          6,242,688
                                                                                                                       ----------

CAPITAL GOODS                                  8.8%
  Electrical Equipment                         0.8%
    SCI Systems, Inc.***                                                                               263,200          6,941,900
                                                                                                                       ----------

  Machinery/Equipment                          3.6%
    Dover Corporation                                                                                  481,000         19,510,562
    Pall Corporation                                                                                   640,000         13,640,000
                                                                                                                        ----------
                                                                                                                       33,150,562
                                                                                                                        ----------

  Manufacturing-Diversified                    4.4%
    Illinois Tool Works, Inc.                                                                          328,000         19,536,500
    Tyco International Ltd (A)                                                                         375,000         20,812,500
                                                                                                                        ----------
                                                                                                                       40,349,000
                                                                                                                       ----------

COMMUNICATION SERVICES                         6.9%
  Telecom-Cel/Wireless                         3.1%
    AT&T Wireless Group***                                                                             464,200          8,036,462
    Sprint PCS Group***                                                                                298,000          6,090,375
    Vodafone AirTouch PLC-SP ADR (A)                                                                   398,000         14,253,375
                                                                                                                       ----------
                                                                                                                       28,380,212
                                                                                                                       ----------

  Telecomm - Long Distance                     0.9%
    Worldcom, Inc.***                                                                                  580,000          8,120,000
                                                                                                                       ----------

  Telephone                                    2.9%
    CenturyTel, Inc.                                                                                   384,000         13,728,000
    Telefonos de Mexico SP ADR - Cl L  (A)                                                             289,600         13,068,200
                                                                                                                       ----------
                                                                                                                       26,796,200
                                                                                                                       ----------

CONSUMER CYCLICAL                             10.3%
  Commercial/Consumer                          2.2%
    IMS Health Incorporated                                                                            769,900         20,787,300
                                                                                                                       ----------

  Printing/Publishing                          1.0%
    PRIMEDIA Inc.***                                                                                   790,600          9,437,788
                                                                                                                       ----------

  Retail-General                               3.5%
    Target Corporation                                                                                 997,800         32,179,050
                                                                                                                       ----------

                         CAPITAL APPRECIATION STOCK FUND
                       Schedule of Investments (Continued)
                                December 31, 2000

                                              % Net
                                             Assets                                                      Shares             Value
  Retail-Specialty                             3.6%
    Lowe's Companies, Inc                                                                              303,500        $13,505,750
    The TJX Companies, Inc.                                                                            328,100          9,104,775
    Tiffany & Co.                                                                                      330,100         10,439,413
                                                                                                                       ----------
                                                                                                                       33,049,938
                                                                                                                       ----------

CONSUMER STAPLES                               8.7%
  Restaurants                                  1.4%
    Brinker International, Inc.***                                                                     308,000         13,013,000
                                                                                                                       ----------

  Food Retailers                               2.8%
    Safeway Inc.***                                                                                    408,300         25,518,750
                                                                                                                       ----------

  Media-TV/Radio/Cable                         4.5%
    AT&T Corp. - Liberty Media Corporation***                                                          799,800         10,847,288
    Cox Communications, Inc.***                                                                        668,100         31,108,406
                                                                                                                       ----------
                                                                                                                       41,955,694
                                                                                                                       ----------

ENERGY                                         7.6%
  Exploration/Drilling                         1.4%
    Kerr-McGee Corporation                                                                             192,000         12,852,000
                                                                                                                       ----------

  Oil-Domestic                                 5.2%
    Unocal Corporation                                                                                 379,450         14,679,971
    USX-Marathon Group                                                                                 426,400         11,832,600
    Weatherford International, Inc.***                                                                 456,700         21,579,075
                                                                                                                       ----------
                                                                                                                       48,091,646
                                                                                                                       ----------

  Oil-Services                                 1.0%
    Grant Prideco Inc.***                                                                              437,600          9,599,850
                                                                                                                       ----------

FINANCE                                       16.0%
  Banks                                        4.7%
    Firstar Corporation                                                                                198,200          4,608,150
    SunTrust Banks, Inc.                                                                               313,300         19,737,900
    Wells Fargo Company                                                                                340,800         18,978,300
                                                                                                                       ----------
                                                                                                                       43,324,350
                                                                                                                       ----------

  Financial Services                           8.7%
    Citigroup Inc.                                                                                     335,730         17,143,213
    Countrywide Credit Industries, Inc.                                                                445,000         22,361,250
    Freddie Mac                                                                                        420,500         28,961,937
    MBIA, Inc.                                                                                         168,000         12,453,000
                                                                                                                       ----------
                                                                                                                       80,919,400
                                                                                                                       ----------

  Insurance Companies                          2.6%
    Ace Limited  (A)                                                                                   564,000         23,934,750
                                                                                                                       ----------

HEALTHCARE                                     9.9%
  Biotech-Spec. Pharmaceutical                 4.4%
    Elan Corp PLC - ADR  (A)***                                                                        428,800         20,073,200
    Pharmacia Corporation                                                                              231,216         14,104,176
    QLT Inc. (A)***                                                                                    248,800          6,966,400
                                                                                                                       ----------
                                                                                                                       41,143,776
                                                                                                                       ----------

  Drugs                                        1.2%
    Genzyme Corporation***                                                                             122,100         10,981,369
                                                                                                                       ----------

                         CAPITAL APPRECIATION STOCK FUND
                       Schedule of Investments (Continued)
                                December 31, 2000

                                              % Net
                                             Assets                                                      Shares             Value
  Medical Prod/Supply                          3.6%
    ALZA Corporation***                                                                                414,000        $17,595,000
    Boston Scientific Corporation***                                                                 1,164,600         15,940,462
                                                                                                                       ----------
                                                                                                                       33,535,462
                                                                                                                       ----------

  Medical Services                             0.7%
    Aetna Inc.***                                                                                      155,700          6,393,431
                                                                                                                       ----------

TECHNOLOGY                                    21.5%
  Communication Equipment                      1.9%
    ADC Telecommunications, Inc.***                                                                    980,500         17,771,563
                                                                                                                       ----------

  Computer Related                             5.3%
    3Com Corporation***                                                                                354,600          3,014,100
    EMC Corporation***                                                                                 325,700         21,659,050
    Gateway, Inc.***                                                                                   524,300          9,432,157
    Palm, Inc.***                                                                                      525,945         14,890,818
                                                                                                                       ----------
                                                                                                                       48,996,125
                                                                                                                       ----------

  Computer Software/Services                  10.3%
    Autodesk, Inc.                                                                                     765,100         20,609,880
    Cadence Design Systems, Inc.***                                                                    814,800         22,407,000
    Compuware Corporation***                                                                           404,400          2,527,500
    Keane, Inc.***                                                                                     859,900          8,384,025
    PeopleSoft, Inc.***                                                                                812,200         30,203,688
    Veritas Software***                                                                                130,779         11,443,163
                                                                                                                       ----------
                                                                                                                       95,575,256
                                                                                                                       ----------

  Semiconductors                               4.0%
    Conexant Systems Inc.***                                                                           334,198          5,138,294
    Dallas Semiconductor Corporation                                                                   269,200          6,898,250
    Micron Technology, Inc.***                                                                         217,400          7,717,700
    Texas Instruments Incorporated                                                                     363,700         17,230,288
                                                                                                                       ----------
                                                                                                                       36,984,532
                                                                                                                       ----------

TRANSPORTATION                                 1.1%
  Trucking & Shipping                          1.1%
    FedEx Corporation***                                                                               261,100         10,433,556
                                                                                                                       ----------

UTILITIES                                      2.8%
  Natural Gas                                  2.8%
    El Paso Energy Corporation                                                                         176,000         12,606,000
    The Williams Companies, Inc.                                                                       340,000         13,578,750
                                                                                                                       ----------
                                                                                                                       26,184,750
                                                                                                                       ----------

       TOTAL COMMON STOCKS
       (COST: $686,169,149)                                                                                           894,514,523
                                                                                                                      -----------

       TOTAL INVESTMENTS, CAPITAL APPRECIATION
       STOCK FUND (COST: $718,588,339)**                                                                             $926,933,713
                                                                                                                      ===========

                         CAPITAL APPRECIATION STOCK FUND
                       Schedule of Investments (Continued)
                                December 31, 2000

Values of investment securities are determined as described in Note 2 of the financial statements.

 *Moody's/Standard & Poors' quality ratings, if applicable, (unaudited). See the current Prospectus and Statement of Additional Information for a complete description of these ratings.

**At December 31, 2000, the cost of securities for federal income tax purposes was $718,588,339. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

  Gross unrealized appreciation................................ $277,682,004
  Gross unrealized depreciation................................  (69,336,630)
                                                                 -----------
  Net unrealized appreciation.................................. $208,345,374
                                                                 ===========

***This security is non-income producing.

(A) Securities issued by foreign entities are denominated in U.S. dollars. The aggregate value of these securities is 10.7% of the total net assets.

ADR    American Depository Receipt
PLC    Public Limited Company

See accompanying notes to financial statements.

                               MID-CAP STOCK FUND
                             Schedule of Investments
                                December 31, 2000

                                              % Net                               Annualized
                                             Assets                                  Yield              Shares              Value
SHORT-TERM INVESTMENTS:

REGISTERED INVESTMENT COMPANY                  2.7%
    State Street Prime Money Market                                                  6.210%           1,770,134         $1,770,134
                                                                                                                         ---------

       TOTAL SHORT-TERM INVESTMENTS
       (COST: $1,770,134)                                                                                                1,770,134
                                                                                                                         ---------

LONG-TERM INVESTMENTS:

COMMON STOCKS:                                97.1%

BASIC MATERIALS                                5.8%
  Agricultural                                 0.4%
    Universal Corporation                                                                                6,400            224,000
                                                                                                                        ---------

  Chemicals                                    1.2%
    Air Products & Chemicals, Inc.                                                                      15,000            615,000
    Martin Marietta Corporation                                                                          3,900            164,970
                                                                                                                         ---------
                                                                                                                          779,970
                                                                                                                        ---------

  Chemicals-Specialty                          1.9%
    Ecolab Inc.                                                                                         15,000            647,812
    Engelhard Corporation                                                                                8,300            169,113
    Sigma-Aldrich Corporation                                                                           11,000            432,438
                                                                                                                        ---------
                                                                                                                        1,249,363
                                                                                                                        ---------

  Metals & Mining                              0.2%
    Freeport-McMoRan Copper & Gold, Inc.***                                                             12,500            107,031
                                                                                                                        ---------

  Paper/Forest Products                        2.1%
    Bemis Company, Inc.                                                                                 19,000            637,687
    Caraustar Industries, Inc.                                                                          16,500            154,688
    Westvaco Corporation                                                                                20,000            583,750
                                                                                                                        ---------
                                                                                                                        1,376,125
                                                                                                                        ---------

CAPITAL GOODS                                 12.1%
  Building Supplies                            0.1%
    Lafarge Corporation                                                                                  3,400             80,325
                                                                                                                        ---------

  Construction                                 0.4%
    Carlisle Companies Incorporated                                                                      2,800            120,225
    Granite Construction Incorporated                                                                    4,700            136,006
                                                                                                                        ---------
                                                                                                                          256,231
                                                                                                                        ---------

  Containers                                   0.1%
    Liqui-Box Corporation                                                                                2,000             74,500
                                                                                                                        ---------

  Electrical Equipment                         1.3%
    Black Box Corporation***                                                                             2,900            140,106
    Celestica Inc. (A)***                                                                                8,700            471,975
    Molex Incorporated                                                                                   6,900            244,950
                                                                                                                        ---------
                                                                                                                          857,031
                                                                                                                        ---------
  Machinery/Equipment                          6.3%
    Danaher Corporation                                                                                 13,000            888,875
    Graco Inc.                                                                                           3,700            153,088
    Ingersoll-Rand Company                                                                              24,800          1,038,500
    Pall Corporation                                                                                    41,000            873,812
    Parker-Hannifin Corporation                                                                         25,000          1,103,125
                                                                                                                        ---------
                                                                                                                        4,057,400
                                                                                                                        ---------

                               MID-CAP STOCK FUND
                       Schedule of Investments (Continued)
                                December 31, 2000

                                              % Net
                                             Assets                                                     Shares              Value
Manufacturing-Diversified                      1.7%
    Eaton Corporation                                                                                   15,000         $1,127,812
                                                                                                                        ---------

  Manufacturing-Specialty                      0.5%
    Astec Industries, Inc.***                                                                            8,300            109,456
    Teleflex Incorporated                                                                                4,000            176,750
                                                                                                                        ---------
                                                                                                                          286,206
                                                                                                                        ---------

  Office Supplies/Equipment                    1.7%
    Avery Dennison Corporation                                                                          14,000            768,250
    CompX International Inc.                                                                            10,900             97,419
    United Stationers Inc.***                                                                            8,500            204,000
                                                                                                                        ---------
                                                                                                                        1,069,669
                                                                                                                        ---------

COMMUNICATION SERVICES                         2.2%
  Telephone                                    2.2%
    CenturyTel, Inc.                                                                                    40,000          1,430,000
                                                                                                                        ---------

CONSUMER CYCLICAL                             10.1%
  Auto Manufacturers                           0.2%
    Monoco Coach Corporation                                                                             5,900            104,356
                                                                                                                        ---------

  Auto Parts Manufacturing                     0.2%
    Gentex Corporation***                                                                                8,600            160,175
                                                                                                                        ---------

  Commercial\Consumer                          0.5%
    Chemed Corporation                                                                                   4,300            144,588
    Wallace Computer Services, Inc.                                                                     11,000            187,000
                                                                                                                        ---------
                                                                                                                          331,588
                                                                                                                        ---------

  Furniture/Appliances/Tools                   2.0%
    Ethan Allen Interiors Inc.                                                                          34,600          1,159,100
    Lancaster Colony Corporation                                                                         5,500            154,344
                                                                                                                        ---------
                                                                                                                        1,313,444
                                                                                                                        ---------

  Homebuilding/Supplies                        0.3%
    Simpson Manufacturing  Co., Inc.***                                                                  3,200            163,200
                                                                                                                        ---------

  Leisure Time/Gaming                          0.1%
    National R.V. Holdings, Inc.***                                                                      7,500             86,718
                                                                                                                        ---------

  Printing/Publishing                          1.1%
    A. H. Belo Corporation, Class A                                                                     46,400            742,400
                                                                                                                        ---------

  Retail-Discount                              1.4%
    Dollar General Corporation                                                                          40,737            768,911
    ShopKo Stores, Inc.***                                                                              22,100            110,500
                                                                                                                        ---------
                                                                                                                          879,411
                                                                                                                        ---------

  Retail - General                             0.1%
    Tractor Supply Company***                                                                            9,800             83,300
                                                                                                                        ---------

                               MID-CAP STOCK FUND
                       Schedule of Investments (Continued)
                                December 31, 2000

                                              % Net
                                             Assets                                                     Shares              Value
  Retail-Specialty                             4.2%
    Chico's FAS, Inc.***                                                                                 5,900        $   123,162
    Guitar Center Inc.***                                                                               12,800            145,600
    Linens 'n Things, Inc.***                                                                           15,700            433,713
    O'Reilly Automotive, Inc.***                                                                         8,600            230,050
    Ross Stores, Inc.                                                                                   17,500            295,313
    The Sherwin-Williams Company                                                                        18,400            484,150
    Toys 'R' Us, Inc.***                                                                                54,700            912,806
    Wilson, The Leather Experts Inc.***                                                                  4,950             69,300
                                                                                                                        ---------
                                                                                                                        2,694,094
                                                                                                                        ---------

CONSUMER STAPLES                              10.6%
  Cosmetics/Toiletry                           0.1%
    NBTY, Inc. ***                                                                                       9,700             46,075
                                                                                                                        ---------

  Restaurants                                  1.9%
    Applebee's International, Inc.                                                                       3,800            119,463
    IHOP Corp.***                                                                                        6,300            136,631
    Outback Steakhouse, Inc.***                                                                         37,600            972,900
                                                                                                                        ---------
                                                                                                                        1,228,994
                                                                                                                        ---------

  Food Producers/Distributors                  2.8%
    Flowers Industries, Inc.                                                                            23,000            362,250
    McCormick & Company, Incorporated                                                                   36,700          1,323,494
    Riviana Foods Inc.                                                                                   7,700            151,112
                                                                                                                        ---------
                                                                                                                        1,836,856
                                                                                                                        ---------

  Food Retailers                               1.5%
    Hain Celestial Group, Inc.***                                                                       25,400            825,500
    SUPERVALU Inc.                                                                                      10,800            149,850
                                                                                                                        ---------
                                                                                                                          975,350
                                                                                                                        ---------

  Media-TV/Radio/Cable                         4.3%
    Adelphia Communications Corporation***                                                              17,300            893,112
    Charter Communications, Inc.***                                                                     58,200          1,320,413
    Spherion Corporation***                                                                             48,000            543,000
                                                                                                                        ---------
                                                                                                                        2,756,525
                                                                                                                        ---------

ENERGY                                         4.7%
  Coal Gas & Pipe                              0.2%
    Pennaco Energy Inc, Inc.***                                                                          7,500            147,188
                                                                                                                        ---------

  Exploration/Drilling                         4.0%
    BJ Services Company***                                                                              12,100            833,387
    ENSCO International Incorporated                                                                    26,000            885,625
    Smith International, Inc.***                                                                        11,800            879,838
                                                                                                                        ---------
                                                                                                                        2,598,850
                                                                                                                        ---------

  Oil-Domestic                                 0.5%
    Patina Oil & Gas Corporation                                                                         8,900            213,600
    Remington Oil & Gas  Corporation***                                                                 10,600            137,800
                                                                                                                        ---------
                                                                                                                          351,400
                                                                                                                        ---------

                               MID-CAP STOCK FUND
                       Schedule of Investments (Continued)
                                December 31, 2000

                                              % Net
                                             Assets                                                     Shares              Value
FINANCE                                       13.6%
  Banks                                        4.7%
    Associated Banc-Corp.                                                                               17,040        $   517,590
    First Tennessee National Corporation                                                                21,000            607,688
    Hibernia Corporation                                                                                22,300            284,325
    Marshall & Ilsley Corporation                                                                       11,900            604,877
    Pacific Century Financial Corporation                                                               11,000            194,562
    TCF Financial Corporation                                                                           11,600            516,925
    Texas Regional Bankshares, Inc.                                                                      9,680            314,600
                                                                                                                        ---------
                                                                                                                        3,040,567
                                                                                                                        ---------

  Financial Services                           2.7%
    American Capital Strategies, Ltd.                                                                    6,100            153,644
    American Financial Holdings, Inc.                                                                    4,800             99,000
    The Bear Stearns Companies Inc.                                                                     26,000          1,317,875
    Heller Financial, Inc.                                                                               6,600            202,537
                                                                                                                        ---------
                                                                                                                        1,773,056
                                                                                                                        ---------

  Insurance Companies                          5.0%
    Ambac Financial Group, Inc.                                                                         24,000          1,399,500
    Annuity and Life Re Holdings, Inc. (A)                                                               6,100            194,818
    MGIC Investment Corporation                                                                         21,000          1,416,188
    Radian Group Inc.                                                                                    1,500            112,594
    Reinsurance Group of America, Incorporated                                                           2,300             81,650
                                                                                                                        ---------
                                                                                                                        3,204,750
                                                                                                                        ---------

  Real Estate Investment                       1.2%
    AMB Property Corporation                                                                             6,100            157,456
    Great Lakes - REIT                                                                                   5,900            102,513
    Kimco Realty Corporation                                                                             1,500             66,281
    Liberty Property Trust                                                                               5,300            151,381
    Reckson Associates Realty Corporation                                                                5,900            147,869
    Sun Communities, Inc.                                                                                4,300            144,050
                                                                                                                        ---------
                                                                                                                          769,550
                                                                                                                        ---------

HEALTHCARE                                    11.6%
  Biotech-Spec. Pharmaceutical                 2.6%
    Biogen, Inc.***                                                                                     10,000            600,625
    Genzyme Corporation Biosurgery Division***                                                             357              3,101
    IDEXX Laboratories, Inc.***                                                                         44,100            970,200
    QLT, Inc. (A)***                                                                                     5,000            140,000
                                                                                                                        ---------
                                                                                                                        1,713,926
                                                                                                                        ---------

  Drugs                                        4.0%
    Chiron Corporation***                                                                                9,500            422,750
    Genzyme Corporation***                                                                              11,700          1,052,269
    ICN Pharmaceuticals, Inc.                                                                           36,900          1,132,369
                                                                                                                        ---------
                                                                                                                        2,607,388
                                                                                                                        ---------

  Medical Products/Supplies                    5.0%
    Apogent Technologies, Inc.***                                                                       32,200            660,100
    Biomet, Inc.                                                                                        18,300            726,281
    DENTSPLY International Inc.                                                                          1,500             58,688
    Ocular Sciences, Inc.***                                                                            10,700            124,388
    Omnicare, Inc.                                                                                      36,900            797,963
    Sybron Dental International Corporation***                                                          10,733            181,119
    Varian Medical Systems, Inc.***                                                                     10,100            686,168
                                                                                                                        ---------
                                                                                                                        3,234,707
                                                                                                                        ---------

                               MID-CAP STOCK FUND
                       Schedule of Investments (Continued)
                                December 31, 2000

                                              % Net
                                             Assets                                                     Shares              Value
TECHNOLOGY                                    15.9%
  Communication Equipment                      1.1%
    Andrew Corporation***                                                                               30,000           $652,500
    Corvis Corporation***                                                                                2,000             47,625
                                                                                                                        ---------
                                                                                                                          700,125
                                                                                                                        ---------

  Computer Related                             2.2%
    Electronics Boutique Holdings Corp.***                                                               7,600            133,000
    Handspring, Inc.***                                                                                 21,100            821,581
    Quantum Corporation (DSSG)***                                                                       21,900            291,544
    Storage Technology Corporation***                                                                   20,600            185,400
    StorageNetworks, Inc.***                                                                               700             17,369
                                                                                                                        ---------
                                                                                                                        1,448,894
                                                                                                                        ---------

  Computer Software/Services                   6.7%
    Affiliated Computer Services, Inc.***                                                               14,500            879,969
    ANSYS, Inc.***                                                                                      26,700            300,375
    Concord EFS, Inc.***                                                                                17,200            755,725
    Fair,  Issac and Company Incorporated                                                                2,300            117,300
    Investment Technology Group, Inc.***                                                                 5,900            246,325
    Keane, Inc.***                                                                                      37,400            364,650
    McDATA Corporation***                                                                                5,000            273,750
    SunGard Data Systems Inc.***                                                                        15,600            735,150
    Synopsys, Inc.***                                                                                   13,700            649,894
                                                                                                                        ---------
                                                                                                                        4,323,138
                                                                                                                        ---------

  Electronics                                  2.9%
    Arrow Electronics, Inc.***                                                                          18,600            532,425
    Cable Design Technologies Corporation***                                                             6,750            113,484
    W. W. Grainger, Inc.                                                                                16,000            584,000
    Micros Systems, Inc.***                                                                             10,900            198,925
    Teradyne, Inc.***                                                                                   11,600            432,100
                                                                                                                        ---------
                                                                                                                        1,860,934
                                                                                                                        ---------

  Semiconductors                               3.0%
    Atmel Corporation***                                                                                37,200            432,450
    ATMI, Inc.***                                                                                       16,800            327,600
    Dallas Semiconductor Corporation                                                                    17,000            435,625
    LSI Logic Corporation***                                                                            16,200            276,858
    Quantum Corporation (HDDS)***                                                                       15,450            123,600
    Varian Semiconductor Equipment Associates, Inc.***                                                  14,200            337,250
                                                                                                                        ---------
                                                                                                                        1,933,383
                                                                                                                        ---------

TRANSPORTATION                                 0.8%
  Transportation-Miscellaneous                 0.2%
    The Hertz Corporation, Class A                                                                       3,000            102,375
                                                                                                                        ---------

  Trucking & Shipping                          0.6%
    Airborne Freight Corporation                                                                         5,900             57,525
    USFreightways Corporation                                                                            7,900            237,617
    Werner Enterprises, Inc.                                                                             5,600             95,200
                                                                                                                        ---------
                                                                                                                          390,342
                                                                                                                        ---------

                               MID-CAP STOCK FUND
                       Schedule of Investments (Continued)
                                December 31, 2000

                                              % Net
                                             Assets                                                     Shares              Value
UTILITIES                                      7.6%
  Electric Power                               6.7%
    Cleco Corporation                                                                                   15,000           $821,250
    Constellation Energy Group                                                                          19,000            856,187
    CP&L CVO***                                                                                         12,000              5,400
    PPL Corporation                                                                                     17,000            768,188
    Progress Energy Inc.                                                                                15,305            752,815
    UtiliCorp United Inc.                                                                               18,000            558,000
    Wisconsin Energy Corporation                                                                        26,000            586,625
                                                                                                                        ---------
                                                                                                                        4,348,465
                                                                                                                        ---------

  Natural Gas                                  0.9%
    MDU Resources Group, Inc.                                                                            4,600            149,500
    Peoples Energy Corporation                                                                           2,500            111,875
    Questar Corporation                                                                                  6,700            201,418
    WGL Holdings Inc.                                                                                    3,400            103,488
                                                                                                                        ---------
                                                                                                                          566,281
                                                                                                                        ---------

MISCELLANEOUS                                  2.1%
  Professional Services                        2.1%
    Corvel Corporation***                                                                                3,600            124,650
    Manpower Inc.                                                                                       29,000          1,102,000
    Strayer Education, Inc.                                                                              5,700            145,706
                                                                                                                        ---------
                                                                                                                        1,372,356
                                                                                                                        ---------

       TOTAL COMMON STOCKS
       (COST: $54,829,927)                                                                                             62,865,824
                                                                                                                        ---------

PREFERRED STOCKS:                              0.2%

  Real Estate/REITS                            0.2%
    General Growth - REIT                                                                                6,600            161,700
                                                                                                                        ---------

       TOTAL PREFERRED STOCKS
       (COST: $147,708)                                                                                                   161,700
                                                                                                                        ---------

       TOTAL INVESTMENTS, MID-CAP
       STOCK FUND (COST: $56,747,769)**                                                                               $64,797,658
                                                                                                                       ==========

Values of investment securities are determined as described in Note 2 of the financial statements.

 *Moody's/Standard & Poors' quality ratings, if applicable, (unaudited). See the current Prospectus and Statement of Additional Information for a complete description of these ratings.

**At December 31, 2000, the cost of securities for federal income tax purposes was $56,747,652. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

  Gross unrealized appreciation.................................  $12,014,579
  Gross unrealized depreciation.................................   (3,964,573)
                                                                   ----------
  Net unrealized appreciation...................................   $8,050,006
                                                                   ==========

***This security is non-income producing.

(A) Securities issued by foreign entities are denominated in U.S. dollars. The aggregate value of these securities is 1.2% of the total net assets.

ADR      American Depository Receipt
PLC      Public Limited Company
REIT     Real Estate Investment Trust

See accompanying notes to financial statements.

                                ULTRA SERIES FUND
                      Statements of Assets and Liabilities
                                December 31, 2000


                                    Money                                            Growth and          Capital           Mid-Cap
                                   Market            Bond            Balanced          Income         Appreciation          Stock
Assets:                             Fund             Fund              Fund          Stock Fund        Stock Fund           Fund
                                    ----             ----              ----          ----------        ----------           ----
Investments in securities,
at value (note 2) - see
  accompanying schedule*        $93,349,152      $294,836,118     $664,956,630    $1,164,771,349      $926,933,713      $64,797,658
Cash                                     --                --               --                --                --               --
Foreign currency                         --                --               --                --                --               --
Receivables
  Investment securities sold             --                --        1,331,523                --         1,032,216          144,147
  Fund shares sold                   37,734           169,496          407,350           408,812           629,187           21,922
  Dividends and interest             13,679         4,790,893        5,143,208         2,053,653           599,713           62,853
                                -----------       -----------      -----------      ------------      ------------     ------------
    Total assets                 93,400,565       299,796,507      671,838,711     1,167,233,814       929,194,829       65,026,580
                                -----------       -----------      -----------      ------------      ------------     ------------

Liabilities:
Payable to custodian                     --                --               --                --                --               --
Payable for investment
  securities purchased                   --                --        3,070,305                --         3,662,483          230,770
Accrued management fees              35,363           137,861          391,387           582,638           618,026           51,686
Accrued expenses and
  other payables                      5,807             9,067           12,612            17,328            15,151            7,135
                                -----------       -----------      -----------      ------------       -----------     ------------
    Total liabilities                41,170           146,928        3,474,304           599,966         4,295,660          289,591
                                -----------       -----------      -----------      ------------       -----------     ------------
Net assets applicable to
  outstanding capital stock     $93,359,395      $299,649,579     $668,364,407    $1,166,633,848      $924,899,169      $64,736,989
                                ===========       ===========      ===========      ============      ============     ============
Represented by:
  Capital stock and additional
   paid-in capital
   (capital par value $.01)     $93,359,395      $308,694,599     $548,887,182      $891,564,953      $658,063,212      $52,587,726
  Accumulated undistributed
   (over-distributed) net
   investment income                     --           217,330          180,854            74,387            66,615           10,800
  Accumulated net realized gain
   (loss) on investments and
   foreign currency related
   transactions                          --       (15,433,881)      17,041,688        18,691,154        58,423,968        4,088,574
  Unrealized appreciation
   (depreciation) on investments
   (including appreciation
   (depreciation) on foreign
   currency related transactions)        --         6,171,531      102,254,683       256,303,354       208,345,374        8,049,889
                                -----------       -----------      -----------      ------------      ------------      -----------

Total net assets - representing
  net assets applicable to
  outstanding capital stock     $93,359,395      $299,649,579     $668,364,407    $1,166,633,848      $924,899,169      $64,736,989
                                ===========       ===========      ===========      ============      ============      ===========
Number of Class Z Shares
  issued and outstanding(note 5) 93,359,395        29,512,141       32,684,108        34,916,419        35,042,900        4,701,104
                                ===========       ===========      ===========      ============      ============      ===========
Net asset value per share of
  outstanding capital stock
  (note 2)                            $1.00            $10.15           $20.45            $33.41            $26.39           $13.77
                                ===========       ===========      ===========      ============      ============      ===========

*Cost of Investments            $93,349,152      $288,664,587     $562,701,947      $908,467,995      $718,588,339      $56,747,769
                                -----------       -----------      -----------      ------------      ------------      -----------

See accompanying notes to financial statements.

                                ULTRA SERIES FUND
                            Statements of Operations
                          Year Ended December 31, 2000


                                  Money                                            Growth and          Capital          Mid-Cap
                                 Market            Bond            Balanced          Income         Appreciation         Stock
                                  Fund             Fund              Fund          Stock Fund        Stock Fund          Fund
                                  ----             ----              ----          ----------        ----------          ----
Investment income (note 2):
  Interest income             $5,362,363       $20,891,546      $21,466,525        $1,973,744       $1,671,530           $94,384

  Dividend income                     --                --        3,912,637        16,239,605        6,117,468           444,479

  Less:Foreign taxes withheld         --                --               --                --               --                --
                              ----------       -----------     ------------       -----------      -----------       -----------
    Total income               5,362,363        20,891,546       25,379,162        18,213,349        7,788,998           538,863
                              ----------       -----------     ------------       -----------      -----------       -----------

Expenses (note 4):

  Management fees                380,456         1,525,363        4,468,183         6,901,242        7,065,708           428,332

  Trustees' fees                     299               911            2,189             3,989            3,047                96

  Audit fees                       5,807             9,068           12,612            17,328           15,151             7,135
                              ----------       -----------     ------------       -----------      -----------       -----------
    Total expenses               386,562         1,535,342        4,482,984         6,922,559        7,083,906           435,563
                              ----------       -----------     ------------       -----------      -----------       -----------
Net investment income          4,975,801        19,356,204       20,896,178        11,290,790          705,092           103,300

Realized and unrealized gain (loss) on investments (notes 2 and 3):

  Net realized gain (loss) on
   investments (including net
   realized gain (loss) on
   foreign currency related
   transactions                       --        (7,340,886)      17,327,284        19,052,256       58,423,968         4,085,223
                              ----------       -----------     ------------       -----------      -----------       -----------

  Net change in unrealized
   appreciation (depreciation)
   on investments (including
   net unrealized appreciation
   (depreciation) on foreign
   currency related
   transactions)                      --        10,096,815      (14,630,275)      (21,959,986)     (23,591,618)        5,697,011
                              ----------       -----------     ------------       -----------      -----------       -----------
Net gain (loss) on investments        --         2,755,929        2,697,009        (2,907,730)      34,832,350         9,782,234
                              ----------       -----------     ------------       -----------      -----------       -----------

Net increase (decrease) in net
  assets resulting from
  operations                  $4,975,801       $22,112,133      $23,593,187        $8,383,060      $35,537,442        $9,885,534
                              ==========       ===========      ===========       ===========      ===========       ===========

See accompanying notes to financial statements.

                                ULTRA SERIES FUND
                       Statements of Changes in Net Assets
                     Years Ended December 31, 2000 and 1999


                                             MONEY MARKET FUND                               BOND FUND
Operations:                               2000              1999                      2000              1999
           -------------------------------------------------------------------------------------------------

  Net investment income                $4,975,801       $3,088,037                $19,356,204      $14,236,584

  Net realized gain (loss) on
   investments                                 --               --                 (7,340,886)      (8,092,995)

  Net change in unrealized appreciation
   or depreciation on investments              --               --                 10,096,815       (4,261,091)
                                       ----------      -----------                -----------      -----------
   Change in net assets from
    operations                          4,975,801        3,088,037                 22,112,133        1,882,498
                                       ----------      -----------                -----------      -----------

Distributions to shareholders:

  From net investment income           (4,975,801)      (3,088,037)               (19,362,013)     (14,083,486)

  From realized gains on investments           --               --                         --           (3,484)
                                       ----------      -----------                -----------      -----------
   Change in net assets from
    distributions                      (4,975,801)      (3,088,037)               (19,362,013)     (14,086,970)
                                       ----------      -----------                -----------      -----------

Class Z Share transactions (note 5):

  Proceeds from sale of shares         60,038,923       57,336,829                 38,753,421       28,132,898

  Net asset value of shares issued in
   reinvestment of distributions        4,975,393        3,095,292                 19,362,013       14,086,970
                                       ----------      -----------                -----------      -----------
                                       65,014,316       60,432,121                 58,115,434       42,219,868

  Cost of shares repurchased          (54,300,896)     (34,202,634)               (11,701,201)      (7,811,320)
                                       ----------      -----------                -----------      -----------
   Change in net assets derived from
    capital share transactions         10,713,420       26,229,487                 46,414,233       34,408,548
                                       ----------      -----------                -----------      -----------
Increase (decrease) in net assets      10,713,420       26,229,487                 49,164,353       22,204,076

Net assets:

  Beginning of year                    82,645,975       56,416,488                250,485,226      228,281,150
                                       ----------      -----------                -----------      -----------
  End of year                         $93,359,395      $82,645,975               $299,649,579     $250,485,226
                                       ==========      ===========                ===========      ===========
Undistributed net investment
  income included in net assets                --               --                   $217,330         $223,139
                                       ==========      ===========                ===========      ===========

See accompanying notes to financial statements.

                                ULTRA SERIES FUND
                 Statements of Changes in Net Assets (Continued)
                     Years Ended December 31, 2000 and 1999


                                                                                         GROWTH AND INCOME
                                               BALANCED FUND                                STOCK FUND
Operations:                               2000              1999                      2000              1999
           -------------------------------------------------------------------------------------------------

  Net investment income               $20,896,178      $15,028,471                $11,290,790     $  9,804,224

  Net realized gain (loss) on
   investments                         17,327,284       18,937,774                 19,052,256       64,716,812

  Net change in unrealized
   appreciation or depreciation on
   investments                        (14,630,275)      37,197,027                (21,959,986)      81,136,793
                                      -----------      -----------              -------------    -------------
   Change in net assets from
    operations                         23,593,187       71,163,272                  8,383,060      155,657,829
                                      -----------      -----------              -------------    -------------
Distributions to shareholders:

  From net investment income          (21,000,220)     (14,771,068)               (11,404,836)      (9,615,791)

  From realized gains on investments   (3,416,124)     (13,330,805)                (4,123,478)     (64,716,574)
                                      -----------      -----------              -------------    -------------
   Change in net assets from
    distributions                     (24,416,344)     (28,101,873)               (15,528,314)     (74,332,365)
                                      -----------      -----------              -------------    -------------
Class Z Share transactions (note 5):

  Proceeds from sale of shares         59,827,739       91,071,831                 76,940,918      127,024,727

  Net asset value of shares issued in
   reinvestment of distributions       24,416,344       28,101,873                 15,528,314       74,332,365
                                      -----------      -----------              -------------    -------------
                                       84,244,083      119,173,704                 92,469,232      201,357,092

  Cost of shares repurchased          (18,192,216)      (9,091,748)               (17,020,226)     (17,526,082)
                                      -----------      -----------              -------------    -------------
   Change in net assets derived from
    capital share transactions         66,051,867      110,081,956                 75,449,006      183,831,010
                                      -----------      -----------              -------------    -------------
Increase (decrease) in net assets      65,228,710      153,143,355                 68,303,752      265,156,474

Net assets:

  Beginning of year                   603,135,697      449,992,342              1,098,330,096      833,173,622
                                      -----------      -----------              -------------    -------------
  End of year                        $668,364,407     $603,135,697             $1,166,633,848   $1,098,330,096
                                      ===========      ===========              =============    =============
Undistributed net investment
  income included in net assets          $180,854         $284,896                    $74,387         $188,433
                                      ===========      ===========              =============    =============

See accompanying notes to financial statements.

                                ULTRA SERIES FUND
                 Statements of Changes in Net Assets (Continued)
                     Years Ended December 31, 2000 and 1999


                                           CAPITAL APPRECIATION
                                                STOCK FUND                              MID-CAP STOCK FUND
Operations:                               2000              1999                      2000              1999*
           --------------------------------------------------------------------------------------------------

  Net investment income             $     705,092    $     722,710                $   103,300     $     51,863

  Net realized gain (loss) on
   investments                         58,423,968       73,587,448                  4,085,223          481,164

  Net change in unrealized
   appreciation or depreciation on
   investments                        (23,591,618)      91,564,086                  5,697,011        2,352,878
                                      -----------      -----------                -----------      -----------
   Change in net assets from
    operations                         35,537,442      165,874,244                  9,885,534        2,885,905
                                      -----------      -----------                -----------      -----------
Distributions to shareholders:

  From net investment income             (706,275)        (654,910)                   (96,979)         (43,023)

  From realized gains on investments   (9,194,838)     (64,764,832)                   (25,758)        (456,416)
                                      -----------      -----------                -----------      -----------
   Change in net assets from
    distributions                      (9,901,113)     (65,419,742)                  (122,737)        (499,439)
                                      -----------      -----------                -----------      -----------
Class Z Share transactions (note 5):

  Proceeds from sale of shares         85,683,103       61,727,019                 32,469,107       23,763,821

  Net asset value of shares issued
   in reinvestment of distributions     9,901,113       65,419,742                    122,737          499,439
                                      -----------      -----------                -----------      -----------
                                       95,584,216      127,146,761                 32,591,844       24,263,260

  Cost of shares repurchased          (35,455,171)     (18,840,534)                (4,097,080)        (170,298)
                                      -----------      -----------                -----------      -----------
   Change in net assets derived from
    capital share transactions         60,129,045      108,306,227                 28,494,764       24,092,962
                                      -----------      -----------                -----------      -----------
Increase (decrease) in net assets      85,765,374      208,760,729                 38,257,561       26,479,428

Net assets:

  Beginning of year                   839,133,795      630,373,066                 26,479,428               --
                                      -----------      -----------                -----------      -----------
  End of year                        $924,899,169     $839,133,795                $64,736,989      $26,479,428
                                      ===========      ===========                ===========      ===========
Undistributed net investment
  income included in net assets           $66,615          $67,799                    $10,800           $8,840
                                      ===========      ===========                ===========      ===========

*Commenced operations May 1, 1999.
See accompanying notes to financial statements.

                                MONEY MARKET FUND
                              Financial Highlights
                             Year Ended December 31


(For a share outstanding throughout the period):  2000              1999             1998              1997             1996
                                                 ----------------------------------------------------------------------------

Net Asset Value, Beginning of Period              $1.00             $1.00            $1.00             $1.00            $1.00
                                                 ------            ------           ------            ------            ------

  Income from Investment Operations

   Net Investment Income***                        0.06              0.05             0.05              0.05             0.05
                                                 ----------------------------------------------------------------------------

  Distributions

   Distributions from Net Investment Income       (0.06)            (0.05)           (0.05)            (0.05)           (0.05)
                                                 ----------------------------------------------------------------------------

Net Asset Value, End of Period                    $1.00             $1.00            $1.00             $1.00            $1.00
====================================================================================================================================

Total Return*                                     5.86%             4.69%            5.00%             5.01%             4.72%
====================================================================================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)        $93,359           $82,646          $56,416           $41,170           $21,011

Ratio of Expenses to Average Net Assets**         0.46%             0.45%            0.45%             0.50%             0.65%

Ratio of Net Investment Income to Average
  Net Assets                                      5.88%             4.72%            4.99%             5.05%             4.74%

====================================================================================================================================

For the Money Market Fund, the "seven-day current" yield for the seven days ended December 31, 2000, was 5.78% (unaudited) and the "effective" yield for that period was 5.94% (unaudited).

    *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

  **During the periods shown,  prior to May 1, 1997,  CUNA Mutual Life Insurance
    Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.51% and 0.67% for 1997 and 1996, respectively.

***Based on average shares outstanding during year.

See accompanying notes to financial statements.

                                    BOND FUND
                              Financial Highlights
                             Year Ended December 31


(For a share outstanding throughout the period):  2000              1999             1998              1997             1996
                                                 ----------------------------------------------------------------------------

Net Asset Value, Beginning of Period             $10.05            $10.57           $10.54            $10.33           $10.63
                                                 ------            ------           ------            ------            ------

  Income from Investment Operations

   Net Investment Income***                        0.71              0.62             0.63              0.54             0.65

   Net Realized and Unrealized Gain (Loss)
    on Investments                                 0.08             (0.54)            0.02              0.20            (0.28)
                                                 ------            ------           ------            ------            ------

  Total from Investment Operations                 0.79              0.08             0.65              0.74             0.37
                                                 ----------------------------------------------------------------------------

  Distributions

   Distributions from Net Investment Income       (0.69)            (0.60)           (0.62)            (0.51)           (0.64)

   Distributions from Realized Capital Gains        --              (0.00)           (0.00)            (0.02)           (0.03)
                                                 ------            ------           ------            ------            ------

  Total Distributions                             (0.69)            (0.60)           (0.62)            (0.53)           (0.67)
                                                 ----------------------------------------------------------------------------

Net Asset Value, End of Period                   $10.15            $10.05           $10.57            $10.54           $10.33
====================================================================================================================================

Total Return*                                     8.11%             0.73%            6.18%             7.45%             2.86%
====================================================================================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)        $299,650          $250,485         $228,281          $188,840           $26,572

Ratio of Expenses to Average Net Assets**          0.55%             0.55%             0.55%            0.56%             0.65%

Ratio of Net Investment Income to Average
  Net Assets                                       6.98%             5.92%             5.94%            6.50%             6.25%

Portfolio Turnover Rate****                      462.98%           713.52%           142.98%           30.71%            25.67%
====================================================================================================================================

       *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

     **During the periods shown, prior to May 1, 1997, CUNA Mutual Life Insurance Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.57% and 0.67% for 1997 and 1996, respectively.

   ***Based on average shares outstanding during year.

 ****The turnover ratio peaked in 1999 as management saw a greater than usual number of opportunities to move from over-valued to under-valued sectors and issuers. Fewer such opportunities presented themselves in 2000, and management has lessened the role of such trading in the management of the portfolio. The turnover ratio is expected to decline further in 2001.

See accompanying notes to financial statements.

                                  BALANCED FUND
                              Financial Highlights
                             Year Ended December 31


(For a share outstanding throughout the period):  2000              1999             1998              1997             1996
                                                 ----------------------------------------------------------------------------

Net Asset Value, Beginning of Period             $20.44            $18.74           $17.02            $15.29           $14.63
                                                 ------            ------           ------            ------            ------

  Income from Investment Operations

   Net Investment Income***                        0.68              0.56             0.57              0.62             0.58

   Net Realized and Unrealized Gain (Loss)
    on Investments                                 0.11              2.14             1.72              1.93             0.98
                                                 ------            ------           ------            ------            ------

  Total from Investment Operations                 0.79              2.70             2.29              2.55             1.56
                                                 ----------------------------------------------------------------------------

  Distributions

   Distributions from Net Investment Income       (0.67)            (0.53)           (0.57)            (0.63)           (0.58)

   Distributions from Realized Capital Gains      (0.11)            (0.47)           (0.00)            (0.19)           (0.32)
                                                 ------            ------           ------            ------            ------

  Total Distributions                             (0.78)            (1.00)           (0.57)            (0.82)           (0.90)
                                                 ----------------------------------------------------------------------------

Net Asset Value, End of Period                   $20.45            $20.44           $18.74            $17.02           $15.29
====================================================================================================================================

Total Return*                                     3.86%            14.49%           13.40%            16.87%            10.79%
====================================================================================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)        $668,364          $603,136         $449,992          $309,804          $194,725

Ratio of Expenses to Average Net Assets**          0.70%             0.70%            0.70%             0.68%            0.65%

Ratio of Net Investment Income to Average
  Net Assets                                       3.27%             2.83%            3.20%             3.81%            3.91%

Portfolio Turnover Rate****                      193.97%           269.00%           78.71%            21.15%           33.48%

====================================================================================================================================

       *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

     **During the periods shown, prior to May 1, 1997, CUNA Mutual Life Insurance Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.69% and 0.65% for 1997 and 1996, respectively.

   ***Based on average shares outstanding during year.

 ****Turnover in the stock portion of the portfolio has been relatively constant in recent years in the range of 15% to 25%. The turnover ratio in the bond portion of the portfolio peaked in 1999 as management saw a greater than usual number of opportunities to move from over-valued to under-valued sectors and issuers. Fewer such opportunities presented themselves in 2000, and management has lessened the role of such trading in the management of the portfolio. The turnover ratio is expected to decline further in 2001.

See accompanying notes to financial statements.

                          GROWTH AND INCOME STOCK FUND
                              Financial Highlights
                             Year Ended December 31


(For a share outstanding throughout the period):  2000              1999             1998              1997             1996
                                                 ----------------------------------------------------------------------------

Net Asset Value, Beginning of Period             $33.58            $30.56           $27.20            $21.32           $18.20
                                                 ------            ------           ------            ------            ------

Income from Investment Operations

Net Investment Income***                           0.33              0.34             0.34              0.31             0.34

Net Realized and Unrealized Gain (Loss)
on Investments                                    (0.05)             5.12             4.52              6.36             3.93
                                                 ------            ------           ------            ------            ------

Total from Investment Operations                   0.28              5.46             4.86              6.67             4.27
                                                 ----------------------------------------------------------------------------

  Distributions

   Distributions from Net Investment Income       (0.33)            (0.32)           (0.34)            (0.32)           (0.34)

   Distributions from Realized Capital Gains      (0.12)            (2.12)           (1.16)            (0.47)           (0.81)
                                                 ------            ------           ------            ------            ------

  Total Distributions                             (0.45)            (2.44)           (1.50)            (0.79)           (1.15)
                                                 ----------------------------------------------------------------------------

Net Asset Value, End of Period                   $33.41            $33.58           $30.56            $27.20           $21.32
====================================================================================================================================

Total Return*                                     0.82%            17.95%           17.92%            31.42%            22.02%
====================================================================================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)      $1,166,634        $1,098,330         $833,174          $590,135          $232,841

Ratio of Expenses to Average Net Assets**          0.60%             0.60%            0.60%             0.61%            0.65%

Ratio of Net Investment Income to Average
  Net Assets                                       0.98%             0.99%            1.17%             1.39%            1.78%

Portfolio Turnover Rate                           21.08%            20.13%           17.69%            20.39%           40.55%

====================================================================================================================================

    *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

  **During the periods shown,  prior to May 1, 1997,  CUNA Mutual Life Insurance
    Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.61% and 0.65% for 1997 and 1996, respectively.

***Based on average shares outstanding during year.

See accompanying notes to financial statements.

                         CAPITAL APPRECIATION STOCK FUND
                              Financial Highlights
                             Year Ended December 31


(For a share outstanding throughout the period):  2000              1999             1998              1997             1996
                                                 ----------------------------------------------------------------------------

Net Asset Value, Beginning of Period             $25.59            $22.19           $18.85            $14.60           $12.51
                                                 ------            ------           ------            ------            ------
  Income from Investment Operations

   Net Investment Income***                        0.02              0.02             0.06              0.07             0.13

   Net Realized and Unrealized Gain (Loss)
    on Investments                                 1.08              5.55             3.87              4.52             2.55
                                                 ------            ------           ------            ------            ------

  Total from Investment Operations                 1.10              5.57             3.93              4.59             2.68
                                                 ----------------------------------------------------------------------------

  Distributions

   Distributions from Net Investment Income       (0.02)            (0.02)           (0.06)            (0.07)           (0.13)

   Distributions from Realized Capital Gains      (0.28)            (2.15)           (0.53)            (0.27)           (0.46)
                                                 ------            ------           ------            ------            ------

  Total Distributions                             (0.30)            (2.17)           (0.59)            (0.34)           (0.59)
                                                 ----------------------------------------------------------------------------

Net Asset Value, End of Period                   $26.39            $25.59           $22.19            $18.85            $14.60
====================================================================================================================================

Total Return*                                     4.28%            25.19%           20.90%            31.57%            21.44%
====================================================================================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)       $924,899          $839,134         $630,373          $456,194           $98,674

Ratio of Expenses to Average Net Assets**          0.80%             0.80%            0.80%             0.82%            0.65%

Ratio of Net Investment Income to Average
  Net Assets                                       0.08%             0.10%            0.31%             0.70%            0.96%

Portfolio Turnover Rate                           26.77%            38.38%           18.67%            17.06%           49.77%

====================================================================================================================================

    *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

  **During the periods shown,  prior to May 1, 1997,  CUNA Mutual Life Insurance
    Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.83% and 0.66% for 1997 and 1996, respectively.

***Based on average shares outstanding during year.

See accompanying notes to financial statements.

                               MID-CAP STOCK FUND
                              Financial Highlights
                             Year Ended December 31


(For a share outstanding throughout the period)   2000              19991
                                                 -------------------------

Net Asset Value, Beginning of Period             $11.15            $10.00
                                                 ------            ------

  Income from Investment Operations

   Net Investment Income****                       0.03              0.03

   Net Realized and Unrealized Gain (Loss)
    on Investments                                 2.62              1.34
                                                 ------            ------

  Total from Investment Operations                 2.65              1.37
                                                 -------------------------

  Distributions

   Distributions from Net Investment Income       (0.02)           (0.02)

   Distributions from Realized Capital Gains      (0.01)           (0.20)
                                                 ------            ------

  Total Distributions                             (0.03)           (0.22)
                                                 -------------------------

Net Asset Value, End of Period                   $13.77            $11.15
==============================================================================

Total Return*                                    23.85%            13.68%**
==============================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)        $64,737           $26,479

Ratio of Expenses to Average Net Assets           1.01%             1.00%***

Ratio of Net Investment Income to Average
  Net Assets                                      0.24%             0.39%***

Portfolio Turnover Rate                          51.27%            35.55%

==============================================================================

      *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

    **Not annualized.

  ***Annualized.

****Based on average shares outstanding during period.

1Commenced operations May 1, 1999.

See accompanying notes to financial statements.

ULTRA SERIES FUND

                          Notes to Financial Statements

(1)  Description of the Fund

     The Ultra Series Fund (the "Fund"), a Massachusetts Business Trust, is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as a diversified, open-end management investment company. The Fund is a series fund with ten investment portfolios (the "funds"), each with different investment objectives and policies and each having available two separate classes of common stock with a par value of $.01 per share. Only six of the ten investment portfolios are represented in this report. Fund shares are sold and redeemed at a price equal to the shares' net asset value. The assets of each fund are held separate from the assets of the other funds. The Mid-Cap Stock Fund commenced operations May 1, 1999.

     Effective May 1, 1997, the shares of each fund were divided into Class Z and Class C Shares. Class Z Shares are offered to all insurance company separate accounts issued by, and all qualified retirement plans sponsored by, CUNA Mutual Life Insurance Company or its affiliates ("CUNA Mutual Life"). Class C Shares are offered to separate accounts of insurance companies other than CUNA Mutual Life, and to qualified retirement plans of companies not affiliated with the Fund or CUNA Mutual Life. Both classes of shares are identical in all respects except that: Class C Shares may be subject to a distribution fee (note 4); each class will have exclusive voting rights with respect to matters that affect just that class; and each class will bear a different name or designation. All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding share of each class based on the daily net asset value of shares of that class. As of December 31, 2000, no Class C Shares have been issued.

(2)  Significant Accounting Policies

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

(a) Portfolio Valuation

     Securities and other investments are valued as follows: 1) equity securities listed on any U.S. or foreign stock exchange or the ("NASDAQ") are valued at the last sale price on the valuation day; if no sale occurs, equity securities are appraised at their fair values; 2) over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day, if no sale occurs, equity securities are appraised at their fair values; 3) debt securities purchased with a remaining maturity of 61 days or more are valued by a pricing service selected by the Trust or on the basis of dealer-supplied quotations. All other securities are appraised at their fair values as determined in good faith by and under the general supervision of the Board of Trustees.

(b) Security Transactions and Investment Income

     Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method. Interest income is recorded on the accrual basis. Dividend income is recorded on ex-dividend date.

(c) Expenses

     Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Fund on the basis of relative net assets.

(d) Repurchase Agreements

     Each Fund may engage in repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest, The Funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities.

(e) Futures Contracts

     The Funds (other than the Money Market Fund) may purchase and sell futures contracts and purchase and write options on futures contracts. Cash or securities are deposited with brokers in order to establish and maintain a position. Subsequent payments made or received by the Fund based on the daily change in the market value of the position are recorded as unrealized gains or losses until the contract is closed out, at which time the gains or losses are realized.

(f) Reclassification Adjustments

     Paid-in capital, accumulated undistributed net investment income, and accumulated net realized gain (loss) on investments have been adjusted in the Statement of Assets and Liabilities for permanent book-tax differences for all Funds.

(g) Share Valuation and Dividends to Shareholders

     The net asset value of the shares of each fund is determined daily based on the valuation of the net assets of the funds divided by the number of shares of the fund outstanding. Expenses, including the investment advisory, trustee, audit, and distribution fees (note 4), are accrued daily and reduce the net asset value per share.

     Dividends on the Money Market Fund are declared and reinvested daily in additional full and fractional shares of the Money Market Fund. Dividends of net investment income from the Bond Fund, Balanced Fund, Growth and Income Stock Fund, Capital Appreciation Stock Fund and Mid-Cap Stock Fund are declared and reinvested quarterly in additional full and fractional shares of the respective funds. Distributions of net realized capital gains of these funds, if any, will be declared and reinvested at least annually.

(h) Federal Income Taxes

     Each fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for income or excise taxes is required.

     At December 31, 2000, the Bond Fund had a capital loss carryover of $15,416,108. Of that amount, $7,838,884 will expire in the year 2007 and $7,577,224 will expire in the year 2008, if not offset by subsequent capital gains. To the extent the Bond Fund realizes future net capital gains, taxable distributions will be reduced by any unused capital loss carryover.

(3)  Purchase and Sales of Investment Securities

     The cost of securities purchased and the proceeds from securities sold (including maturities, excluding short-term) for each fund during the year ended December 31, 2000, were as follows:

                                             U.S. Government Securities                     Other Investment Securities
                                            Purchases            Sales                      Purchases           Sales

     Bond                                $655,455,317         $620,122,540                 $623,823,190      $559,820,525
     Balanced                             540,557,211          524,646,865                  709,892,105       655,296,200
     Growth and Income Stock                       --                   --                  317,080,510       235,205,636
     Capital Appreciation Stock                    --                   --                  277,928,207       228,786,693
     Mid-Cap Stock                                 --                   --                   48,673,398        21,488,982

(4)  Transactions with Affiliates

     Fees and Expenses

     The Fund has entered into an investment advisory agreement with MEMBERS Capital Advisors, Inc. (the "Investment Adviser"), an affiliated company. The fees under the agreement, paid monthly, are calculated as a percentage of the average daily net assets for each fund at the following annual rates:

     Money Market                                    0.45%
     Bond                                            0.55%
     Balanced                                        0.70%
     Growth and Income Stock                         0.60%
     Capital Appreciation Stock                      0.80%
     Mid-Cap Stock                                   1.00%

     Under this unified fee structure, the Investment Adviser is responsible for providing or obtaining services and paying certain expenses including custodian fees, transfer agent fees, pricing costs, and accounting and legal fees as indicated in the investment advisory agreement.

     The Investment Adviser has entered into Subadviser Agreements for the management of the investments in the Mid-Cap Stock Fund. The Investment Adviser is solely responsible for the payment of all fees to the Subadviser. The Subadviser for the Mid-Cap Stock Fund is Wellington Management Company, LLP.

     In addition to the unified investment advisory fee and Subadviser Agreements, each fund also pays certain expenses including trustees fees, brokerage commissions, interest expense, audit fees, and other extraordinary expenses.

     Certain officers and trustees of the Fund are also officers of CUNA Mutual Life Insurance Company or MEMBERS Capital Advisors, Inc. During the year ended December 31, 2000, the Fund made no direct payments to its officers and paid trustees' fees of approximately $10,530 to its unaffiliated trustees.

     Distribution Plan

     All shares are distributed through CUNA Brokerage Service, Inc. ("CBSI"), an affiliated company, or other registered broker-dealers authorized by CBSI. Class C Shares may also be subject to an asset-based distribution fee pursuant to Rule 12b-1 under the 1940 Act, equal to not more than 0.25%, on an annual basis, of the average value of the daily net assets of each series of the Fund attributable to Class C Shares on an annual basis.

(5)  Share Activity

     Transactions in Class Z Shares of each fund for the years ended December 31, 2000 and 1999, were as follows:

                                    Money                                            Growth and          Capital          Mid-Cap
                                   Market            Bond            Balanced       Income Stock      Appreciation         Stock
                                    Fund             Fund              Fund             Fund           Stock Fund          Fund*
                                    ----             ----              ----             ----           ----------          -----

     Shares outstanding at
          December 31, 1998       56,416,488        21,598,720       24,018,663        27,264,375       28,412,098               --
                                  ----------         ---------        ---------         ---------        ---------        ---------

     Shares sold                  57,336,829         2,689,111        4,567,002         3,735,034        2,570,088        2,349,783
     Reinvestment dividend shares  3,095,292         1,378,627        1,376,385         2,218,655        2,576,478           42,297
     Shares repurchased          (34,202,634)         (743,228)        (452,501)         (507,934)        (767,172)         (16,297)
                                  ----------         ---------        ---------         ---------        ---------        ---------
     Shares outstanding at
          December 31, 1999       82,645,975        24,923,230       29,509,549        32,710,130       32,791,492        2,375,783
                                  ----------         ---------        ---------         ---------        ---------        ---------

     Shares sold                  60,038,923         3,834,672        2,880,460         2,257,894        3,262,738        2,643,175
     Reinvestment dividend shares  4,975,393         1,909,223        1,172,004           446,798          367,118            9,442
     Shares repurchased          (54,300,896)       (1,154,984)        (877,905)         (498,403)      (1,378,448)        (327,296)
                                  ----------         ---------        ---------         ---------        ---------        ---------
     Shares outstanding at
          December 31, 2000       93,359,395        29,512,141       32,684,108        34,916,419       35,042,900        4,701,104
                                  ==========         =========        =========         =========        =========        =========

     *Commenced operations May 1, 1999.

(6)  Capital Shares and Affiliated Ownership

     All capital shares outstanding at December 31, 2000, are owned by separate investment accounts of CUNA Mutual Life.

ULTRA SERIES FUND

                        Report of Independent Accountants


To the Board of Trustees and Shareholders of Ultra Series Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Money Market Fund, Bond Fund, Balanced Fund, Growth and Income Stock Fund, Capital Appreciation Stock Fund and Mid-Cap Stock Fund (six of the portfolios constituting the Ultra Series Fund, Inc., hereafter referred to as the "Fund") at December 31, 2000, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
February 9, 2001

ULTRA SERIES FUND
                              Officers and Trustees




     TRUSTEES
     Gwendolyn M. Boeke                          Lawrence R. Halverson
     Michael S. Daubs                            Thomas C. Watt
     Alfred L. Disrud


     OFFICERS
     Name                                        Office
     ----                                        ------
     Michael S. Daubs                            President
     Lawrence R. Halverson                       Vice President
     Thomas J. Merfeld                           Secretary
     Mary E. Hoffmann                            Treasurer
     Michael G. Joneson                          Assistant Secretary
     Robert M. Buckingham                        Assistant Secretary